UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09721

Fixed Income SHares
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Fixed Income SHares — Series C, M, R
Annual Report
October 31, 2005

Contents

Letter to Shareholders	1
Important Information	2-3
Management Discussion & Analysis/Performance & Statistics	4-6
Schedules of Investments	7-33
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36-38
Financial Highlights	39-40
Notes to Financial Statements	41-53
Report of Independent Registered Public Accounting Firm	54
Tax Information	55
Privacy Policy	56
Board of Trustees & Principal Officers	57-58

Fixed Income SHares — Series C, M, R
Letter to Shareholders

December 22, 2005

Dear Shareholder:

We are pleased to provide you with the annual report for Fixed Income SHares-Series C, Series M and Series R (the "Portfolios") for the 12-month period ended October 31, 2005. Series C, Series M and Series R are used in conjunction with other assets to create PIMCO Total Return and PIMCO Real Return Investment Strategies for managed accounts.

Bonds provided modest total returns during the reporting period as the Federal Reserve ("the Fed") continued its interest rate tightening cycle. The Fed increased the federal funds rate by a total of two percentage points to 3.75% during the period. The yield on the benchmark 10-year Treasury rose by 53 basis points during the 12-months to end the period at 4.56%. The Lehman Brothers Aggregate Bond Index, a broad measure of the bond market, returned 1.13%. The Lehman Brothers Investment Grade Credit Index returned 0.65%, while the Lehman Brothers Mortgage Backed Index returned 1.75% and the Lehman Brothers TIPS Index returned 2.94%.

Please refer to the following pages for specific information for Series C, Series M and Series R. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Portfolios' transfer agent at (800) 462-9727. You can also visit our Web site at www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Portfolios' investment manager and Pacific Investment Management Company LLC, the Portfolios' sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Robert E. Connor Chairman	Brian S. Shlissel President & Chief Executive Officer

10.31.05 | Fixed Income SHares — Series C, M, R Annual Report 1

Fixed Income SHares — Series C, M, R
Important Information
October 31, 2005 (unaudited)

In an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Portfolios may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments: this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The Change in Value charts assume that the initial investment was made on the first day of each Portfolio's initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Results are not indicative of future performance.

The Portfolios have adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Portfolios will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Portfolios may consider in determining how to vote proxies for each portfolio, and information about how each portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2005 are available without charge, upon request, by calling the Portfolios at (800) 462-9727 and on the SEC's website at http://www.sec.gov.

The Portfolios file complete schedules of their portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC's website at http://www.sec.gov. A copy of each Portfolio's Form N-Q is available without charge, upon request, by calling the Portfolios at (800) 462-9727. In addition, the Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Holdings are subject to change daily.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or "wrap fee" charges. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involve risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

This report, including the financial information herein. is transmitted to the shareholders of Fixed Income SHares Inc — Series C, Series M, and Series R. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

2 Fixed Income SHares — Series C, M, R Annual Report | 10.31.05

Fixed Income SHares — Series C, M, R
Important Information
October 31, 2005 (unaudited)

Expense Table:

The Investment Manager has agreed irrevocably to pay or reimburse all expenses of the Portfolios, except extraordinary expenses. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios due to this waiver and reimbursement. Consequently, no expense table is included in the annual report. You should be aware, however, that each Portfolio is an integral part of "wrap fee" programs sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Participants on these programs pay a "wrap fee" to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the program sponsor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to the Investment Manager and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolios.

10.31.05 | Fixed Income SHares — Series C, M, R Annual Report 3

Fixed Income SHares — Series C
Performance & Statistics
October 31, 2005 (unaudited)

Symbol:

FXICX

Primary Investments:

Intermediate maturity fixed income securities.

Inception Date:

3/17/00

Net Assets:

$949.2 million

Portfolio Manager:

Managed by a team of investment professionals
led by Bill Gross.

•	Series C outperformed the Lehman Brothers Intermediate U.S. Credit Index for the fiscal year ended October 31, 2005

•	As of October 31, 2005, the Portfolio's duration was 7.27 years versus 5.37 years on October 31, 2004

•	Over the 12-month period, the Treasury yield curve flattened: 3-month, 2-year and 10-year yields rose 198, 183 and 52 basis points, respectively, while the 30-year yield fell 4 basis points

•	The Portfolio's average credit quality was AA on October 31, 2005 versus AA− on October 31, 2004

•	The Portfolio maintained above benchmark duration for most of the fiscal year. This position detracted from returns as interest rates rose

•	The Sub-Adviser focused on quality, value and prudent diversification outside of index sectors in an environment where investment grade bond sectors presented limited buying opportunities

•	An underweight exposure to corporate bonds throughout the period helped returns as corporate bonds underperformed other areas of the bond market

•	Amid strong demand for their attractive yields and improving credit fundamentals, emerging market bonds boosted performance

•	Mortgage exposure and security selection was positive for performance as low volatility and strong demand supported these assets

Average Annual Total Return:
1 Year	4.42%
5 Years	10.70%
Commencement of Operations (3/17/00) to 10/31/05	10.56%
Net Asset Value	$11.64
Duration	7.27 years

Change in Value of $10,000 Investment in Series C
and the Lehman Intermediate U.S. Credit Index

*	The Lehman Intermediate U.S. Credit Index is an unmanaged index that is not available for direct investment. Its performance is inclusive of reinvested dividends.

**	March 17, 2000

Assumes reinvestment of all dividends and distributions.

Past performance is not predictive of future performance.

Moody's Ratings
(as a % of total investments)

4 Fixed Income SHares — Series C, M, R Annual Report | 10.31.05

Fixed Income SHares — Series M
Performance & Statistics
October 31, 2005 (unaudited)

Symbol:

FXIMX

Primary Investments:

Intermediate maturity mortgage-backed securities

Inception Date:

3/17/00

Net Assets:

$942.2 million

Portfolio Manager:

Managed by a team of investment professionals
led by Bill Gross.

•	Series M underperformed the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index for the fiscal year ended October 31, 2005

•	As of October 31, 2005, the Portfolio's duration was 7.60 years versus 5.51 years on October 31, 2004

•	Over the 12-month period, the Treasury yield curve flattened: 3-month, 2-year and 10-year yields rose 198, 183 and 52 basis points, respectively, while the 30-year yield fell 4 basis points

•	The Portfolio's average credit quality was AAA on October 31, 2005 versus AAA on October 31, 2004

•	The Portfolio maintained above benchmark duration for most of the fiscal year. This position detracted from returns as interest rates rose

•	Exposure to 15-year mortgage issues early in the period detracted from returns as investor demand for lower volatility instruments varied significantly between coupons

•	An underweight exposure to 30-year conventional mortgages early in the period was negative for performance

•	Security selection within the mortgage sector, particularly coupon selection, added to returns, as technical supply/demand factors created pockets of value

Average Annual Total Return:
1 Year	1.32%
5 Years	9.30%
Commencement of Operations (3/17/00) to 10/31/05	9.92%
Net Asset Value	$11.12
Duration	7.60 years

Change in Value of $10,000 Investment in the
Series M and the Lehman Fixed Rate Mortgaged-Backed Securities Index

*	The Lehman Fixed Rate Mortgage Backed Securities Index is an unmanaged index that is not available for direct investment. Its performance is inclusive of reinvested dividends.

**	March 17, 2000

Assumes reinvestment of all dividends and distributions.

Past performance is not predictive of future performance.

Moody's Ratings
(as a % of total investments)

10.31.05 | Fixed Income SHares — Series C, M, R Annual Report 5

Fixed Income SHares — Series R
Performance & Statistics
October 31, 2005 (unaudited)

Symbol:

FXIRX

Primary Investments:

Intermediate maturity Inflation-indexed fixed income securities.

Inception Date:

4/15/04

Net Assets:

$135.4 million

Portfolio Manager:

Managed by a team of investment professionals
led by Bill Gross.

•	Series R outperformed the Lehman Brothers U.S. TIPS Index for the fiscal year ended October 31, 2005

•	As of October 31, 2005, the Portfolio's duration was 7.86 years versus 5.90 years on October 31, 2004

•	Over the 12-month period, the real yield curve flattened: 2-year and 10-year TIPS yields rose 108 and 39 basis points, respectively, while the 30-year TIPS yield fell 6 basis points.

•	Breakeven inflation, defined as the difference between a real yield on TIPS and a nominal yield on a conventional Treasury of the same maturity, was 2.64% on October 31, 2005 for the 10-year maturity compared to 2.42% on October 31, 2004

•	The Portfolio's average credit quality was AAA on October 31, 2005 versus AAA on October 31, 2004

•	The Portfolio maintained above benchmark duration for most of the fiscal year. This position detracted from returns as real interest rates rose

•	An emphasis on long maturities was positive to performance as the real yield curve flattened

•	A small allocation to nominal Eurozone bonds was positive for performance as yields in this region fell over the period

•	A net short position in nominal bonds for most of the year was positive as nominal yields rose over the course of this fiscal year

Average Annual Total Return:
1 Year	3.30%
Commencement of Operations (4/15/04) to 10/31/05	6.31%
Net Asset Value	$10.20
Duration	7.86 years

Change in Value of $10,000 Investment in the
Series R and the Lehman U.S. Tips Index

*	The Lehman U.S. Tips Index is an unmanaged index that is not available for direct investment. Its performance is inclusive of reinvested dividends.

**	April 15, 2004

Assumes reinvestment of all dividends and distributions.

Past performance is not predictive of future performance.

Moody's Ratings
(as a % of total investments)

6 Fixed Income SHares — Series C, M, R Annual Report | 10.31.05

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES–44.8%
	Fannie Mae–43.9%
$7,128	3.568%, 2/1/34, FRN, MBS	Aaa/AAA	$7,111,000
1	4.00%, 2/25/09, CMO	Aaa/AAA	490
12	4.12%, 8/25/18, CMO, FRN	Aaa/AAA	12,019
19	4.999%, 4/1/17, FRN, MBS	Aaa/AAA	19,872
16	5.50%, 10/1/32, MBS	Aaa/AAA	15,834
934	5.50%, 3/1/33, MBS	Aaa/AAA	922,766
72	5.50%, 5/1/33, MBS	Aaa/AAA	71,022
996	5.50%, 6/1/33, MBS	Aaa/AAA	984,079
1,659	5.50%, 8/1/33, MBS	Aaa/AAA	1,639,826
315	5.50%, 9/1/33, MBS	Aaa/AAA	311,818
17	5.50%, 2/1/34, MBS	Aaa/AAA	16,314
72	5.50%, 3/1/34, MBS	Aaa/AAA	70,822
96	5.50%, 5/1/34, MBS	Aaa/AAA	95,229
249	5.50%, 6/1/34, MBS	Aaa/AAA	246,238
2,700	5.50%, 9/1/34, MBS	Aaa/AAA	2,666,337
811	5.50%, 10/1/34, MBS	Aaa/AAA	800,679
909	5.50%, 11/1/34, MBS	Aaa/AAA	897,747
73	5.50%, 1/1/35, MBS	Aaa/AAA	72,300
153	5.50%, 2/1/35, MBS	Aaa/AAA	151,237
893	5.50%, 3/1/35, MBS	Aaa/AAA	881,147
101	5.50%, 5/1/35, MBS	Aaa/AAA	99,341
38,971	5.50%, 6/1/35, MBS	Aaa/AAA	38,469,160
12,971	5.50%, 7/1/35, MBS	Aaa/AAA	12,804,155
311,500	5.50%, 11/1/35 (c)	Aaa/AAA	307,314,063
26	5.582%, 2/1/18, FRN, MBS	Aaa/AAA	26,253
40,000	6.00%, 11/1/35 (c)	Aaa/AAA	40,350,000
25	7.50%, 5/1/32, MBS	Aaa/AAA	26,169
19	7.50%, 6/1/32, MBS	Aaa/AAA	20,287
123	7.50%, 7/1/32, MBS	Aaa/AAA	129,409
			416,225,613
	Freddie Mac–0.0%
15	3.875%, 12/1/18, FRN, MBS	Aaa/AAA	14,883
60	4.25%, 6/1/30, FRN, MBS	Aaa/AAA	60,596
			75,479
	Government National Mortgage Association–0.7%
5,012	3.75%, 6/20/34, FRN, MBS	AAA/AAA	4,931,100
40	4.375%, 1/20/22, FRN, MBS	Aaa/AAA	40,180
78	5.50%, 12/15/32, MBS	Aaa/AAA	77,760
61	5.50%, 1/15/33, MBS	Aaa/AAA	60,926
594	5.50%, 7/15/33, MBS	Aaa/AAA	593,409
152	5.50%, 9/15/33, MBS	Aaa/AAA	151,468

10.31.05 | Fixed Income SHares Annual Report 7

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Government National Mortgage Association (continued)
$28	5.50%, 10/15/33, MBS	Aaa/AAA	$27,993
101	5.50%, 11/15/33, MBS	Aaa/AAA	101,211
587	5.50%, 12/15/33, MBS	Aaa/AAA	586,514
81	5.50%, 1/15/34, MBS	Aaa/AAA	81,195
33	7.50%, 1/15/31, MBS	Aaa/AAA	34,689
59	7.50%, 8/15/31, MBS	Aaa/AAA	62,611
			6,749,056
	Other Government Agencies–0.2%
1,840	Small Business Administration, 4.504%, 2/10/14, CMO	NR/NR	1,798,695
	Total U.S. Government Agency Securities (cost–$429,759,803)		424,848,843
CORPORATE BONDS & NOTES–35.5%
	Airlines–1.3%
	Continental Airlines, Inc.,
500	6.32%, 11/1/08, Ser. 98-3	Baa3/A−	494,612
2,100	6.503%, 6/15/11, Ser. 01-1	Baa3/BBB+	2,004,025
900	7.918%, 5/1/10, Ser. 00-1	Baa3/BBB+	899,761
	Delta Air Lines, Inc.,
513	7.379%, 5/18/10, Ser. 00-1	Ba2/BB	499,501
3,100	7.57%, 11/18/10, Ser. 00-1	Ba2/BB	3,003,216
1,500	JetBlue Airways Corp., 6.89%, 5/15/10, Ser. 04-2, FRN	Ba1/BB	1,491,097
2,000	Northwest Airlines, Inc., 6.841%, 10/1/12, Ser. 1A-2	Ba3/BB	1,918,308
	United Air Lines, Inc.,
1,759	7.186%, 4/1/11, Ser. 00-2	NR/NR	1,733,888
650	7.73%, 7/1/10	NR/BBB−	627,291
100	10.125%, 3/22/15, Ser. 91B2 (d)	NR/NR	40,242
			12,711,941
	Automotive–0.5%
	DaimlerChrysler NA Holding Corp.,
3,000	4.314%, 9/10/07, Ser. D, FRN	A3/BBB	3,008,868
200	7.30%, 1/15/12	A3/BBB	214,433
1,600	Hyundai Motor Manufacturing Alabama LLC, 5.30%, 12/19/08 (b)	Baa3/BBB−	1,597,344
			4,820,645
	Banking–4.8%
7,000	Banque Centrale de Tunisie, 7.375%, 4/25/12	Baa2/BBB	7,778,750
5,000	BNP Paribas, 5.186%, 6/29/15, VRN (b)	A1/A+	4,816,525
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14, VRN (b)	A1/A	5,155,255
	HBOS PLC,
3,400	5.375%, 11/1/13, VRN (b)	Aa3/A	3,367,523
400	5.92%, 10/1/15, VRN (b)(e)	A1/A	386,445

8 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Banking (continued)
	HSBC Capital Funding L.P.,
$5,000	4.61%, 6/27/13, VRN (b)	A1/A−	$4,675,085
7,300	4.61%, 6/27/13, VRN (b)	A1/A−	6,825,624
1,000	10.176%, 6/30/30, VRN (b)	A1/A−	1,502,278
500	KBC Bank Funding Trust III, 9.86%, 11/2/09, VRN (b)	A2/A−	581,709
3,400	Resona Bank Ltd., 5.85%, 4/15/16, VRN (b)	Baa1/BBB−	3,288,055
1,600	Royal Bank of Scotland Group PLC ADR, 9.118%, 3/31/10, Ser. 1	A1/A	1,840,480
2,600	Sumitomo Mitsui Banking Corp., 5.625%, 10/15/15, VRN (b)	A2/BBB+	2,547,826
2,700	United Overseas Bank Ltd., 5.375%, 9/3/19, VRN (b)	A1/A−	2,672,887
			45,438,442
	Building/Construction–0.6%
3,300	DR Horton, Inc., 5.625%, 9/15/14	Ba1/BB+	3,136,874
	KB Home,
1,700	5.75%, 2/1/14	Ba1/BB+	1,580,981
1,400	6.375%, 8/15/11	Ba1/BB+	1,385,495
			6,103,350
	Chemicals–0.3%
2,650	Airgas, Inc., 9.125%, 10/1/11	Ba2/BB−	2,825,562
	Consumer Products–0.1%
700	Clorox Co., 3.982%, 12/14/07, FRN	A3/A−	701,266
	Energy–0.1%
629	System Energy Resources, Inc., 5.129%, 1/15/14 (b)	Baa3/BBB	605,348
	Financial Services–3.3%
	Citigroup, Inc.,
300	3.50%, 2/1/08	Aa1/AA−	291,776
5,000	6.625%, 6/15/32	Aa2/A+	5,486,845
2,200	Bear Stearns Cos., Inc., 4.31%, 1/16/07, Ser. B, FRN	A1/A	2,204,835
	Goldman Sachs Group, Inc.,
1,600	4.125%, 1/15/08	Aa3/A+	1,576,386
8,700	4.30%, 6/28/10, FRN	Aa3/A+	8,729,554
2,600	4.50%, 10/7/11, FRN	Aa3/A+	2,615,738
1,900	5.25%, 10/15/13	Aa3/A+	1,882,054
2,400	JPMorgan Chase & Co., 6.625%, 3/15/12	A1/A	2,575,625
	Morgan Stanley,
3,000	4.284%, 1/18/08, Ser. F, FRN	Aa3/A+	3,003,861
2,900	4.75%, 4/1/14	A1/A	2,740,338
500	5.30%, 3/1/13	Aa3/A+	498,800
			31,605,812

10.31.05 | Fixed Income SHares Annual Report 9

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Financing–5.0%
	Ford Motor Credit Co.,
$400	5.70%, 1/15/10	Baa3/BB+	$360,278
350	5.80%, 1/12/09	Baa3/BB+	320,774
3,000	6.375%, 11/5/08	Baa3/BB+	2,856,327
3,000	7.375%, 2/1/11	Baa3/BB+	2,820,573
5,000	General Motors Acceptance Corp., 5.05%, 1/16/07, FRN	Ba1/BB	4,932,135
	HSBC Finance Corp.,
400	4.125%, 11/16/09	A1/A	386,692
1,000	7.00%, 5/15/12	A1/A	1,093,068
4,000	Mizuho JGB Investment LLC, 9.87%, 6/30/08, VRN (b)	Baa1/BBB+	4,431,096
	Pemex Project Funding Master Trust,
2,300	7.375%, 12/15/14	Baa1/BBB	2,519,650
800	8.00%, 11/15/11	Baa1/BBB	896,400
7,950	9.50%, 3/30/18 (b)	Baa1/BBB	9,937,500
700	Preferred Term Securities XII, 4.436%, 3/24/34, FRN (a)(b)(e)	Aaa/AAA	691,416
4,000	Rabobank Capital Funding II, 5.26%, 12/31/13, VRN (b)	Aa2/AA	3,967,680
400	Rabobank Capital Funding Trust, 5.254%, 10/21/16, VRN (b)	Aa2/AA	386,726
8,400	RBS Capital Trust I, 5.512%, 9/30/14, VRN	A1/A	8,270,833
616	Simsbury CLO Ltd., 4.69%, 9/24/11, FRN (b)(e)	Aaa/AAA	610,693
2,460	UFJ Finance Aruba AEC, 6.75%, 7/15/13	A2/A−	2,666,195
			47,148,036
	Food–0.4%
1,600	H.J. Heinz Co., 6.189%, 12/1/20, VRN (a)(b)	A3/A−	1,601,854
2,000	Kraft Foods, Inc., 6.25%, 6/1/12	A3/BBB+	2,105,106
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB−	407,917
			4,114,877
	Healthcare & Hospitals–0.5%
700	Community Health Systems, Inc., 6.50%, 12/15/12	B3/B	696,500
950	Coventry Health Care, Inc., 5.875%, 1/15/12	Ba1/BBB−	950,000
1,400	DaVita, Inc., 7.25%, 3/15/15	B3/B	1,421,000
	HCA, Inc.,
1,000	6.375%, 1/15/15	Ba2/BB+	986,242
900	6.95%, 5/1/12	Ba2/BB+	921,438
			4,975,180
	Hotels/Gaming–2.0%
	Harrah's Operating Co., Inc.,
2,000	5.625%, 6/1/15 (b)	Baa3/BBB−	1,922,632
570	7.50%, 1/15/09	Baa3/BBB−	606,529
2,275	Mandalay Resort Group, 7.625%, 7/15/13	Ba3/B+	2,348,937
	MGM Mirage, Inc.,
$ 1,000	6.00%, 10/1/09	Ba2/BB	$987,500
5,500	6.625%, 7/15/15 (b)	Ba2/BB	5,362,500

10 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Hotels/Gaming–2.0% (continued)
2,000	9.75%, 6/1/07	Ba3/B+	2,110,000
	Starwood Hotels & Resorts Worldwide, Inc.,
3,750	7.375%, 5/1/07	Ba1/BB+	3,857,813
1,250	7.875%, 5/1/12	Ba1/BB+	1,353,125
800	Station Casinos, Inc., 6.00%, 4/1/12	Ba2/BB−	790,000
			19,339,036
	Insurance–1.9%
12,400	American International Group, Inc., 5.05%, 10/1/15 (b)	Aa2/AA	12,144,076
5,000	Metropolitan Life Global Funding I, 4.625%, 8/19/10 (b)	Aa2/AA	4,920,390
500	Prudential Financial, Inc., 4.104%, 11/15/06	A3/A−	495,044
			17,559,510
	Metals & Mining–0.1%
1,200	Barrick Gold Finance Co., 4.875%, 11/15/14	Baa1/A	1,144,822
	Multi-Media–2.1%
1,530	British Sky Broadcasting Group PLC, 8.20%, 7/15/09	Baa2/BBB	1,680,240
2,000	Clear Channel Communications, Inc., 4.25%, 5/15/09	Baa3/BBB−	1,911,896
500	Cleveland Electric Illuminating Co., 6.86%, 10/1/08	Baa2/BBB	522,344
1,000	Comcast Cable Communications, Inc., 7.125%, 6/15/13	Baa2/BBB+	1,084,145
800	Comcast Corp., 5.30%, 1/15/14	Baa2/BBB+	778,993
3,000	COX Communications, Inc., 7.75%, 11/1/10	Baa3/BBB−	3,263,361
1,800	CSC Holdings, Inc., 7.25%, 7/15/08	B1/BB−	1,827,000
1,075	Historic TW, Inc., 7.48%, 1/15/08	Baa1/BBB+	1,127,172
600	Lamar Media Corp., 6.625%, 8/15/15 (b)	Ba3/B	607,500
1,000	Lenfest Communications, Inc., 7.625%, 2/15/08	Baa2/BBB+	1,051,373
2,000	Mediacom Broadband LLC, 11.00%, 7/15/13	B2/B	2,150,000
1,480	News America Holdings, Inc., 9.25%, 2/1/13	Baa3/BBB	1,798,039
100	News America, Inc., 5.30%, 12/15/14	Baa3/BBB	98,111
CAD 800	Rogers Cable, Inc., 7.25%, 12/15/11	Ba3/BB+	701,962
$ 250	Time Warner, Inc., 6.875%, 5/1/12	Baa1/BBB+	267,941
	Viacom, Inc.,
200	5.625%, 8/15/12	Baa3/BBB+	198,729
400	6.625%, 5/15/11	Baa3/BBB+	416,953
			19,485,759
	Oil & Gas–4.9%
	Chesapeake Energy Corp.,
1,700	6.375%, 6/15/15	Ba2/BB	1,678,750
900	7.00%, 8/15/14	Ba2/BB	940,500
1,600	7.50%, 6/15/14	Ba2/BB	1,704,000
$2,900	Duke Energy Field Services LLC, 5.375%, 10/15/15 (b)	Baa2/BBB	$2,843,288
4,250	El Paso Production Holding Co., 7.75%, 6/1/13	B3/B	4,398,750
2,675	Enterprise Products Operating L.P., 4.625%, 10/15/09, Ser. B	Baa3/BB+	2,596,978

10.31.05 | Fixed Income SHares Annual Report 11

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Oil & Gas –4.9% (continued)
4,000	Gazprom International S.A., 7.201%, 2/1/20	NR/BBB	4,254,800
500	Halliburton Co., 8.75%, 2/15/21	Baa2/BBB	649,075
1,560	Kern River Funding Corp., 4.893%, 4/30/18 (b)	A3/A−	1,524,027
500	Kinder Morgan, Inc., 6.50%, 9/1/12	Baa2/BBB	529,841
2,500	Panhandle Eastern Pipe Line Co., 6.05%, 8/15/13	Baa3/BBB	2,580,435
2,385	Petrobras International Finance Co., 9.75%, 7/6/11	Baa1/NR	2,814,300
400	Pioneer Natural Resources Co., 5.875%, 7/15/16	Baa3/BB+	383,119
25	Sonat, Inc., 7.625%, 7/15/11	Caa1/B−	25,250
400	Southern Natural Gas, Co., 8.00%, 3/1/32	B1/B	431,775
3,000	Transocean, Inc., 7.50%, 4/15/31	Baa1/A−	3,685,533
7,500	Valero Energy Corp., 3.50%, 4/1/09	Baa3/BBB−	7,106,993
	Williams Cos., Inc.,
2,700	6.375%, 10/1/10 (b)	B1/B+	2,686,500
2,000	7.625%, 7/15/19	B1/B+	2,130,000
3,000	XTO Energy, Inc., 7.50%, 4/15/12	Baa3/BBB−	3,337,689
			46,301,603
	Paper Products–0.5%
2,000	Fort James Corp., 6.875%, 9/15/07	Ba1/BB+	2,050,000
600	International Paper Co., 6.75%, 9/1/11	Baa2/BBB	631,766
2,220	Weyerhaeuser Co., 6.125%, 3/15/07	Baa2/BBB	2,255,211
			4,936,977
	Paper/Paper Products–1.2%
3,700	Abitibi-Consolidated, Inc., 8.55%, 8/1/10	Ba3/BB−	3,635,250
	Georgia-Pacific Corp.,
1,400	7.25%, 6/1/28	Ba2/BB+	1,386,000
3,750	7.375%, 7/15/08	Ba1/BB+	3,918,750
1,000	7.375%, 12/1/25	Ba2/BB+	998,750
900	8.125%, 5/15/11	Ba2/BB+	981,000
			10,919,750
	Retail–0.2%
500	Albertson's, Inc., 8.00%, 5/1/31	Baa3/BBB−	458,893
1,500	JC Penney Corp., Inc., 8.00%, 3/1/10	Ba1/BB+	1,628,043
			2,086,936
	Telecommunications–1.9%
100	British Telecommunications PLC, 8.375%, 12/15/10	Baa1/A−	114,133
	Deutsche Telekom International Finance BV,
€1,280	8.125%, 5/29/12	A3/A−	1,928,212
$2,500	8.50%, 6/15/10, VRN	A3/A−	2,792,548
€840	France Telecom S.A., 7.00%, 3/14/08, VRN	A3/A−	$1,093,053
$5,000	MCI, Inc., 6.908%, 5/1/07	B2/B+	5,062,500
350	New Cingular Wireless Services, Inc., 7.50%, 5/1/07	Baa2/A	363,568

12 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Telecommunications–1.9% (continued)
740	Qwest Capital Funding, Inc., 7.25%, 2/15/11	B3/B	710,400
750	Qwest Communications International, Inc., 7.25%, 2/15/11	B2/B	733,125
2,000	Qwest Corp., 7.12%, 6/15/13, FRN (b)	Ba3/BB	2,120,000
CAD 400	Rogers Wireless, Inc., 7.625%, 12/15/11	Ba3/BB	359,459
$1,350	Sprint Capital Corp., 6.125%, 11/15/08	Baa2/A−	1,391,307
900	Verizon New England, Inc., 6.50%, 9/15/11	A3/A+	930,240
600	Verizon Global Funding Corp., 4.00%, 1/15/08	A2/A+	588,783
100	Vodafone Group PLC, 7.75%, 2/15/10	A2/A+	110,103
			18,297,431
	Tobacco–0.1%
900	RJ Reynolds Tobacco Holdings, Inc., 7.25%, 6/1/12	Ba2/BB+	909,000
	Utilities–3.6%
1,000	Carolina Power & Light Co., 6.65%, 4/1/08, Ser. D	Baa1/BBB	1,036,204
400	Columbus Southern Power Co., 5.50%, 3/1/13, Ser. C	A3/BBB	404,193
1,300	Constellation Energy Group, Inc., 7.00%, 4/1/12	Baa1/BBB	1,408,887
1,300	Dayton Power & Light Co., 5.125%, 10/1/13	Baa1/BBB−	1,280,939
1,500	Entergy Gulf States, Inc., 3.60%, 6/1/08	Baa3/BBB+	1,439,820
3,300	Entergy Louisiana, Inc., 4.67%, 6/1/10	Baa1/A−	3,156,763
900	Entergy Mississippi, Inc., 4.35%, 4/1/08	Baa2/A−	882,139
200	Idaho Power Co., 6.60%, 3/2/11	A3/A−	214,407
2,600	Ipalco Enterprises, Inc., 8.375%, 11/14/08	Ba1/BB−	2,717,000
1,000	MidAmerican Energy Holdings Co., 5.875%, 10/1/12	Baa3/BBB−	1,026,229
	Ohio Edison Co.,
1,600	4.00%, 5/1/08	Baa2/BBB−	1,558,018
1,700	5.45%, 5/1/15	Baa2/BBB−	1,689,557
1,600	5.647%, 6/15/09 (b)	Baa2/BB+	1,623,734
181	PNPP II Funding Corp., 8.51%, 11/30/06	Baa2/BBB−	181,019
200	Progress Energy, Inc., 6.05%, 4/15/07	Baa2/BBB−	203,005
5,000	PSEG Energy Holdings LLC, 7.75%, 4/16/07	Ba3/BB−	5,100,000
500	PSEG Power LLC, 7.75%, 4/15/11	Baa1/BBB	551,993
900	System Energy Resources, Inc., 4.875%, 10/1/07	Baa3/BBB	893,736
1,000	Tampa Electric Co., 6.875%, 6/15/12	Baa2/BBB−	1,090,703
7,100	TXU Energy Co. LLC, 7.00%, 3/15/13	Baa2/BBB−	7,403,873
97	Waterford III Funding Corp., 8.09%, 1/2/17	Baa2/BBB−	103,553
			33,965,772
	Waste Disposal–0.1%
500	Waste Management, Inc., 6.50%, 11/15/08	Baa3/BBB	519,538
	Total Corporate Bonds & Notes (cost–$340,510,144)		336,516,593

10.31.05 | Fixed Income SHares Annual Report 13

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
U.S. TREASURY BONDS & NOTES–24.1%
$124	U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/07 (f)(g)		$127,205
	U.S. Treasury Bonds & Notes,
4,000	3.625%, 7/15/09		3,889,688
16,100	4.125%, 5/15/15 (c)		15,541,539
70,900	4.25%, 8/15/13 (c)		69,551,269
12,000	6.00%, 2/15/26 (c)		13,799,064
108,100	6.25%, 8/15/23 (c)		126,194,103
	Total U.S. Treasury Bonds & Notes (cost–$230,840,457)		229,102,868
SOVEREIGN DEBT OBLIGATIONS–12.2%
Brazil–3.4%
	Federal Republic of Brazil,
1,985	5.25%, 4/15/09, FRN	Ba3/BB−	1,965,010
7,685	5.25%, 4/15/12, FRN	Ba3/BB−	7,517,114
4,795	8.00%, 1/15/18	Ba3/BB−	4,965,223
200	8.875%, 4/15/24	Ba3/BB−	207,700
4,000	10.50%, 7/14/14	Ba3/BB−	4,698,000
350	11.00%, 1/11/12	Ba3/BB−	417,375
10,000	11.00%, 8/17/40	Ba3/BB−	12,027,500
500	11.50%, 3/12/08	Ba3/BB−	562,500
			32,360,422
France–1.0%
€6,300	France Government Bond O.A.T., 5.75%, 10/25/32	Aaa/AAA	10,035,861
Germany–1.2%
€7,200	Deutsche Bundesrepublik, 5.50%, 1/4/31	Aaa/AAA	11,043,834
Mexico–1.1%
	United Mexican States,
$2,000	6.375%, 1/16/13	Baa1/BBB	2,100,000
4,000	8.00%, 9/24/22, Ser. A	Baa1/BBB	4,766,000
3,300	8.30%, 8/15/31	Baa1/BBB	4,050,750
			10,916,750
Panama–0.8%
6,500	Republic of Panama, 9.625%, 2/8/11	Ba1/BB	7,507,500
Peru–0.7%
5,800	Republic of Peru, 9.125%, 2/21/12	Ba3/BB	6,733,800
Russia–3.7%
	Russian Federation,
30,075	5.00%, 3/31/30, VRN	Baa2/BBB−	33,504,663
1,334	10.00%, 6/26/07	Baa2/BBB−	1,440,186
			34,944,849

14 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	South Africa–0.3%
	Republic of South Africa,
$1,500	6.50%, 6/2/14	Baa1/BBB+	$1,606,875
540	7.375%, 4/25/12	Baa1/BBB+	598,050
465	9.125%, 5/19/09	Baa1/BBB+	523,560
			2,728,485
	Total Sovereign Debt Obligations (cost–$109,044,799)		116,271,501
MORTGAGE-BACKED SECURITIES–8.9%
49	Banc of America Mortgage Securities,
	5.487%, 10/20/32, CMO, FRN	NR/AAA	49,211
3,000	Chase Commercial Mortgage Securities Corp.,
	6.275%, 2/12/16, CMO, VRN (b)	Aaa/NR	3,168,272
	CS First Boston Mortgage Securities Corp,
463	4.01%, 8/25/33 (b)(e)	NR/NR	464,429
30,375	6.25%, 12/16/35 CMO	Aaa/AAA	31,009,677
11,152	Downey Savings & Loan Association Mortgage Loan Trust,
	5.090%, 7/19/44, CMO, FRN	AAA/AAA	11,255,335
2	First Nationwide Trust, 8.50%, 9/25/31, CMO	NR/AAA	2,329
17,573	Greenpoint Mortgage Funding Trust, 4.268%, 6/25/45, CMO, FRN	Aaa/AAA	17,550,287
37,193	Hilton Hotel Pool Trust, 0.879%, 10/3/15, CMO, VRN, IO (b)	Aaa/AA	1,079,508
3,036	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (b)	B3/NR	2,449,924
750	PNC Mortgage Acceptance Corp., 7.61%, 2/15/10, CMO	Aaa/NR	810,249
16,175	Washington Mutual, Inc., 4.245%, 11/25/34, CMO, FRN (e)	Aaa/AAA	16,187,575
	Total Mortgage-Backed Securities (cost–$83,916,786)		84,026,796
ASSET-BACKED SECURITIES–1.8%
1,107	FC CBO, 3.915%, 6/3/09, FRN (b)	Ba2/BB	1,096,356
	Green Tree Financial Corp.,
720	6.22%, 3/1/30, ABS	NR/A−	710,269
8,229	6.53%, 2/1/31, ABS	NR/B	7,612,615
3,559	Isles CBO Ltd., 5.141%, 10/27/10, FRN (b)(e)	Ba2/NR	3,425,786
	Keystone Owner Trust,
586	8.35%, 12/25/24 (b)	Ba2/NR	584,701
13	9.00%, 1/25/29 (b)	Ba2/NR	13,308
3,750	Residential Funding Mortgage Securities II, Inc., 3.89%, 8/25/34	Aaa/AAA	3,711,300
	Total Asset-Backed Securities (cost–$17,153,287)		17,154,335
MUNICIPAL BONDS & NOTES–0.9%
8,555	Detroit City School District, GO,
	5.00%, 5/1/33, Ser. B (FGIC) (cost–$8,504,213)	Aaa/AAA	8,786,242

10.31.05 | Fixed Income SHares Annual Report 15

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
PREFERRED STOCK–0.6%
Shares
	Financial Services–0.2%
56,000	Goldman Sachs Group, Inc., 4.51%, Ser. A	A2/A−	$1,419,600
	Insurance–0.4%
144,000	MetLife, Inc., 6.375%, Ser. B	NR/BBB+	3,957,552
	Total Preferred Stock (cost–$5,000,000)		5,377,152
RIGHTS (h)–0.0%
	Government–0.0%
	Mexico Government International Bond, VRN,
250,000	expires 6/30/25, Ser. C,	NR/NR	5,125
250,000	expires 6/30/07, Ser. E,	NR/NR	6,500
	Total Rights (cost–$0)		11,625
SHORT-TERM INVESTMENTS–34.8%
	Sovereign Debt Obligations–23.6%
	France–10.9%
€86,800	France Treasury Bill BTF, 2.030%, 12/29/05	NR/NR	103,624,593
	Germany–4.7%
€37,300	German Treasury Bill, 2.023%, 2/15/06	NR/NR	44,398,177
	Netherlands–8.0%
	Dutch Treasury Certificate,
€61,000	2.015%, 1/31/06	NR/NR	72,675,571
€2,500	2.125%, 2/28/06	NR/NR	2,973,542
			75,649,113
	Total Sovereign Debt Obligations (cost–$225,866,510)		223,671,883
	Corporate Notes–5.1%
	Automotive–0.2%
$2,000	DaimlerChrysler NA Holding Corp., 4.43%, 5/24/06, FRN	A3/BBB	2,005,358
100	Federal Mogul Corp., 7.375%, 1/15/06 (a)(d)	NR/NR	33,500
			2,038,858
	Banking–0.4%
3,900	Washington Mutual, Inc., 3.98%, 11/3/05, FRN	A3/A−	3,900,000
	Containers–0.2%
1,500	Ball Corp., 7.75%, 8/1/06	Ba2/BB	1,530,000
	Diversified Manufacturing–0.4%
3,500	Tyco International Group S.A., 6.375%, 2/15/06	Baa3/BBB+	3,517,839

16 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Financing–1.0%
$2,000	CIT Group, Inc., 4.106%, 6/19/06, FRN	A2/A	$2,002,258
8,000	Ford Motor Credit Co., 6.875%, 2/1/06	Baa3/BB+	7,996,376
			9,998,634
	Healthcare & Hospitals–0.1%
700	HCA, Inc., 7.125%, 6/1/06	Ba2/BB+	711,091
	Hotels/Gaming–0.4%
550	Caesars Entertainment, Inc., 7.875%, 12/15/05, Ser. A	Ba1/BB+	552,750
1,000	Marriott International, Inc., 6.875%, 11/15/05, Ser. B	Baa2/BBB+	1,000,823
1,800	Mirage Resorts, Inc., 7.25%, 10/15/06	Ba2/BB	1,831,500
			3,385,073
	Multi-Media–0.5%
1,000	Continental Cablevision, Inc., 8.30%, 5/15/06	Baa2/BBB+	1,018,683
180	Lenfest Communications, Inc., 8.375%, 11/1/05	Baa2/BBB+	180,000
3,400	Time Warner, Inc., 6.125%, 4/15/06	Baa1/BBB+	3,420,516
			4,619,199
	Paper/Paper Products–0.2%
2,200	Georgia-Pacific Corp., 7.50%, 5/15/06	Ba2/BB+	2,233,000
	Retail–0.5%
4,300	Safeway, Inc., 6.15%, 3/1/06	Baa2/BBB−	4,310,943
	Telecommunications–0.7%
1,300	British Telecommunications PLC, 7.875%, 12/15/05	Baa1/A−	1,305,126
2,000	France Telecom S.A., 7.20%, 3/1/06	A3/A−	2,017,326
3,650	Sprint Capital Corp., 4.78%, 8/17/06	Baa2/A−	3,649,095
			6,971,547
	Tobacco–0.1%
1,000	Altria Group, Inc., 6.375%, 2/1/06	Baa2/BBB	1,003,841
	Utilities–0.4%
200	Niagara Mohawk Power Corp., 7.75%, 5/15/06	A3/A+	203,387
4,000	Progress Energy, Inc., 6.75%, 3/1/06	Baa2/BBB−	4,025,620
			4,229,007
	Total Corporate Notes (cost–$74,154,274)		48,449,032
	Commercial Paper–4.2%
	Banking–2.7%
	Societe Generale North America, Inc.,
6,400	4.11%, 2/21/06	P-1/A-1	6,316,032
19,400	4.145%, 2/01/06	P-1/A-1	19,192,226
			25,508,258

10.31.05 | Fixed Income SHares Annual Report 17

Fixed Income SHares—Series C

Schedule of Investments

October 31, 2005 (concluded)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Financing–1.5%
	UBS Finance, Inc.,
$3,300	4.00%, 11/1/05	P-1/A-1+	$3,300,000
11,000	4.155%, 2/28/06	P-1/A-1+	10,846,330
			14,146,330
	Total Commercial Paper (cost–$14,148,920)		39,654,588
	U.S. Treasury Bills (g)–0.8%
7,765	3.28%-3.59%,12/1/05-12/15/05 (cost–$7,734,696)		7,734,696
	Repurchase Agreements–1.1%
10,858	State Street Bank & Trust Co., dated 10/31/05, 3.40%, due 11/1/05, proceeds $10,859,025: collateralized by Fannie Mae, 2.10%, 2/13/06, valued at $11,077,381 with accrued interest (cost–$10,858,000)		10,858,000
	Total Short-Term Investments (cost–$332,762,400)		330,368,199

OPTIONS PURCHASED (h)–0.0%
Contracts
	Put Options–0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
206	strike price $93.75, expires 10/17/05		2,575
313	strike price $94.25, expires 12/19/05		1,956
988	strike price $94.38, expires 3/13/06		6,175
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
681	strike price $100, expires 11/22/05		10,641
670	strike price $103, expires 11/22/05		10,469
621	strike price $104, expires 11/22/05		9,703
	Total Options Purchased (cost–$52,825)		41,519
	Total Investments before options written (cost–$1,557,544,714)–163.6%		1,552,505,673
OPTIONS WRITTEN (h)–(0.1)%
	Call Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
160	strike price $113, expires 11/22/05		(2,500)
604	strike price $113, expires 12/23/05		(9,438)
			(11,938)
	Put Options–(0.1)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
604	strike price $107, expires 12/23/05		(235,937)
1,408	strike price $108, expires 11/22/05		(506,000)
			(741,937)
	Total Options Written (premiums received–$1,130,353)		(753,875)
	Total Investments net of options written (cost–$1,556,414,361)	163.5%	1,551,751,798
	Liabilities in excess of other assets	(63.5)	(602,578,342)
	Net Assets	100.0%	$949,173,456

18 Fixed Income SHares Annual Report | 10.31.05| See accompanying Notes to Financial Statements

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES–183.4%
Fannie Mae–170.4%
$3,237	3.174%, 5/1/33, FRN, MBS	Aaa/AAA	$3,251,942
393	3.50%, 3/25/09, CMO	Aaa/AAA	392,163
59	3.50%, 10/25/22, CMO	Aaa/AAA	58,532
8,059	3.706%, 9/1/35, FRN, MBS	Aaa/AAA	8,160,980
178	3.907%, 1/1/18, FRN, MBS	Aaa/AAA	178,133
131	3.926%, 5/1/18, FRN, MBS	Aaa/AAA	130,978
107	3.997%, 6/1/20, FRN, MBS	Aaa/AAA	107,422
109	4.007%, 5/1/17, FRN, MBS	Aaa/AAA	110,050
11,809	4.039%, 1/1/34, FRN, MBS	Aaa/AAA	11,608,189
46	4.438%, 3/25/09, CMO, FRN	Aaa/AAA	46,409
300	4.50%, 11/25/14, CMO	Aaa/AAA	296,342
13,335	4.50%, 6/1/19, MBS	Aaa/AAA	12,909,432
310	4.50%, 12/1/19, MBS	Aaa/AAA	299,789
275	4.50%, 1/1/20, MBS	Aaa/AAA	266,612
35,500	4.50%, 11/1/20 (c)	Aaa/AAA	34,335,174
248	4.50%, 10/1/32, FRN, MBS	Aaa/AAA	249,243
182	4.513%, 8/25/21, CMO, FRN	Aaa/AAA	183,240
863	4.573%, 12/1/34, FRN, MBS	Aaa/AAA	852,856
322	4.577%, 10/1/32, FRN, MBS	Aaa/AAA	329,627
1,852	4.627%, 5/1/28, FRN, MBS	Aaa/AAA	1,885,804
70	4.655%, 3/25/41, CMO, FRN	Aaa/AAA	70,111
70	4.700%, 5/25/42, CMO, FRN	Aaa/AAA	71,512
212	4.791%, 9/1/32, FRN, MBS	Aaa/AAA	212,094
3,527	4.804%, 1/1/20, FRN, MBS	Aaa/AAA	3,587,685
328	4.849%, 11/1/32, FRN, MBS	Aaa/AAA	335,823
1,963	4.853%, 1/1/22, FRN, MBS	Aaa/AAA	1,999,185
856	4.857%, 1/1/33, FRN, MBS	Aaa/AAA	841,400
188	4.863%, 12/25/08, CMO, FRN	Aaa/AAA	188,345
3,774	4.874%, 1/1/33, FRN, MBS	Aaa/AAA	3,766,531
2,528	5.00%, 9/25/14, CMO	Aaa/AAA	2,510,595
200	5.00%, 1/25/16, CMO	Aaa/AAA	198,439
3,258	5.00%, 1/1/19, MBS	Aaa/AAA	3,217,375
4,023	5.00%, 6/1/19, MBS	Aaa/AAA	3,971,105
4,225	5.00%, 7/1/19, MBS	Aaa/AAA	4,170,422
8,968	5.00%, 8/1/19, MBS	Aaa/AAA	8,852,460
11,026	5.00%, 9/1/19, MBS	Aaa/AAA	10,885,883
3,982	5.00%, 10/1/19, MBS	Aaa/AAA	3,931,310
4,383	5.00%, 11/1/19, MBS	Aaa/AAA	4,326,302
4,305	5.00%, 12/1/19, MBS	Aaa/AAA	4,249,710
8,289	5.00%, 1/1/20, MBS	Aaa/AAA	8,182,494
4,195	5.00%, 2/1/20, MBS	Aaa/AAA	4,141,141
2,781	5.00%, 5/1/20, MBS	Aaa/AAA	2,744,675

10.31.05 | Fixed Income SHares Annual Report 19

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Fannie Mae (continued)
$ 76,000	5.00%, 11/1/20 (c)	Aaa/AAA	$ 74,978,712
—	5.00%, 11/1/33, MBS (i)	Aaa/AAA	60
92,000	5.00%, 11/1/35 (c)	Aaa/AAA	88,550,000
1,603	5.116%, 12/1/32, FRN, MBS	Aaa/AAA	1,618,217
329	5.125%, 4/1/33, FRN, MBS	Aaa/AAA	330,272
39	5.50%, 1/25/16, CMO	Aaa/AAA	39,297
167	5.50%, 4/1/16, MBS	Aaa/AAA	168,463
1,287	5.50%, 10/1/32, MBS	Aaa/AAA	1,273,034
2,142	5.50%, 11/1/32, MBS	Aaa/AAA	2,118,180
197	5.50%, 12/1/32, MBS	Aaa/AAA	194,516
3,350	5.50%, 1/1/33, MBS	Aaa/AAA	3,312,210
3,893	5.50%, 2/1/33, MBS	Aaa/AAA	3,849,691
508	5.50%, 3/1/33, MBS	Aaa/AAA	502,567
285	5.50%, 4/1/33, MBS	Aaa/AAA	281,629
1,859	5.50%, 5/1/33, MBS	Aaa/AAA	1,837,884
1,182	5.50%, 6/1/33, MBS	Aaa/AAA	1,168,701
228	5.50%, 7/1/33, MBS	Aaa/AAA	224,956
840	5.50%, 8/1/33, MBS	Aaa/AAA	830,733
4,358	5.50%, 9/1/33, MBS	Aaa/AAA	4,307,279
82	5.50%, 10/1/33, MBS	Aaa/AAA	80,704
83	5.50%, 11/1/33, MBS	Aaa/AAA	82,242
5,857	5.50%, 12/1/33, MBS	Aaa/AAA	5,789,483
10,879	5.50%, 1/1/34, MBS	Aaa/AAA	10,753,148
10,922	5.50%, 2/1/34, MBS	Aaa/AAA	10,787,983
21,521	5.50%, 3/1/34, MBS	Aaa/AAA	21,254,202
1,903	5.50%, 4/1/34, MBS	Aaa/AAA	1,880,582
4,241	5.50%, 5/1/34, MBS	Aaa/AAA	4,188,023
7,576	5.50%, 6/1/34, MBS	Aaa/AAA	7,482,294
7,570	5.50%, 7/1/34, MBS	Aaa/AAA	7,476,562
211	5.50%, 8/1/34, MBS	Aaa/AAA	208,874
1,396	5.50%, 9/1/34, MBS	Aaa/AAA	1,378,891
2,471	5.50%, 10/1/34, MBS	Aaa/AAA	2,440,493
3,161	5.50%, 11/1/34, MBS	Aaa/AAA	3,121,960
28,914	5.50%, 1/1/35, MBS	Aaa/AAA	28,555,848
3,337	5.50%, 2/1/35, MBS	Aaa/AAA	3,296,084
843	5.50%, 3/1/35, MBS	Aaa/AAA	832,267
866	5.50%, 4/1/35, MBS	Aaa/AAA	854,855
891	5.50%, 5/1/35, MBS	Aaa/AAA	879,872
1,280	5.50%, 6/1/35, MBS	Aaa/AAA	1,263,373
890	5.50%, 7/1/35, MBS	Aaa/AAA	878,672
1,033,000	5.50%, 11/1/35 (c)	Aaa/AAA	1,019,118,546
1,571	5.597%, 9/1/32, FRN, MBS	Aaa/AAA	1,586,010
114	5.625%, 8/1/32, FRN, MBS	Aaa/AAA	116,571

20 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Fannie Mae (continued)
$ 322	5.673%, 9/1/27, FRN, MBS	Aaa/AAA	$ 328,099
39	6.00%, 3/25/31, CMO	Aaa/AAA	39,180
830	6.00%, 12/1/31, MBS	Aaa/AAA	839,422
1,100	6.00%, 1/1/32, MBS	Aaa/AAA	1,110,985
1,350	6.00%, 9/1/32, MBS	Aaa/AAA	1,363,477
1,047	6.00%, 11/1/32, MBS	Aaa/AAA	1,057,168
875	6.00%, 12/1/32, MBS	Aaa/AAA	883,488
30	6.00%, 1/1/33, MBS	Aaa/AAA	30,308
340	6.00%, 2/1/33, MBS	Aaa/AAA	343,806
29	6.00%, 3/1/33, MBS	Aaa/AAA	29,013
935	6.00%, 5/1/33, MBS	Aaa/AAA	943,903
1,005	6.00%, 6/1/33, MBS	Aaa/AAA	1,014,712
1,045	6.00%, 7/1/33, MBS	Aaa/AAA	1,054,809
781	6.00%, 9/1/33, MBS	Aaa/AAA	788,626
334	6.00%, 10/1/33, MBS	Aaa/AAA	337,562
1,332	6.00%, 11/1/33, MBS	Aaa/AAA	1,344,976
381	6.00%, 12/1/33, MBS	Aaa/AAA	384,922
12	6.00%, 1/1/34, MBS	Aaa/AAA	12,040
841	6.00%, 2/1/34, MBS	Aaa/AAA	851,400
33	6.00%, 3/1/34, MBS	Aaa/AAA	33,117
1,486	6.00%, 4/1/34, MBS	Aaa/AAA	1,499,599
414	6.00%, 6/1/34, MBS	Aaa/AAA	417,871
298	6.00%, 7/1/34, MBS	Aaa/AAA	300,656
7,896	6.00%, 8/1/34, MBS	Aaa/AAA	7,968,136
7,586	6.00%, 9/1/34, MBS	Aaa/AAA	7,654,661
42	6.00%, 9/1/34, MBS (c)	Aaa/AAA	43,341
7,417	6.00%, 10/1/34, MBS	Aaa/AAA	7,485,345
6,134	6.00%, 11/1/34, MBS	Aaa/AAA	6,189,572
19	6.00%, 11/1/34, MBS (c)	Aaa/AAA	19,219
2,998	6.00%, 12/1/34, MBS	Aaa/AAA	3,025,052
4,807	6.00%, 1/1/35, MBS	Aaa/AAA	4,851,246
2,092	6.00%, 2/1/35, MBS	Aaa/AAA	2,111,647
1,060	6.00%, 3/1/35, MBS	Aaa/AAA	1,069,617
12,469	6.00%, 4/1/35, MBS	Aaa/AAA	12,585,082
8,365	6.00%, 5/1/35, MBS	Aaa/AAA	8,441,312
4,458	6.00%, 6/1/35, MBS	Aaa/AAA	4,498,781
5,901	6.00%, 7/1/35, MBS	Aaa/AAA	5,955,218
1,797	6.00%, 8/1/35, MBS	Aaa/AAA	1,813,696
852	6.00%, 10/1/35, MBS	Aaa/AAA	859,458
42,000	6.00%, 11/1/35 (c)	Aaa/AAA	42,367,500
5	6.50%, 2/25/09, CMO	Aaa/AAA	5,203
14	6.50%, 4/1/24, MBS	Aaa/AAA	14,424
7	6.50%, 1/1/26, MBS	Aaa/AAA	7,052

10.31.05 | Fixed Income SHares Annual Report 21

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Fannie Mae (continued)
$ 436	6.50%, 7/18/27, CMO	Aaa/AAA	$ 446,277
332	6.50%, 1/1/29, MBS	Aaa/AAA	342,093
289	6.50%, 2/1/32, MBS	Aaa/AAA	297,544
9	6.50%, 3/1/32, MBS	Aaa/AAA	9,753
350	6.50%, 8/1/32, MBS	Aaa/AAA	360,074
307	6.50%, 10/1/33, MBS	Aaa/AAA	315,169
348	6.50%, 2/1/34, MBS	Aaa/AAA	356,852
263	6.50%, 6/1/34, MBS	Aaa/AAA	270,169
243	7.00%, 3/25/31, CMO	Aaa/AAA	245,340
142	7.01%, 8/1/22, MBS	Aaa/AAA	148,626
50	7.01%, 9/1/22, MBS	Aaa/AAA	52,140
66	7.01%, 11/1/22, MBS	Aaa/AAA	69,274
47	7.50%, 9/1/30, MBS	Aaa/AAA	49,435
66	7.50%, 12/1/30, MBS	Aaa/AAA	69,455
8	7.50%, 7/1/31, MBS	Aaa/AAA	8,949
134	7.50%, 8/1/31, MBS	Aaa/AAA	141,853
133	7.50%, 11/1/31, MBS	Aaa/AAA	140,489
1,895	7.73%, 4/1/13, MBS	Aaa/AAA	2,126,984
25	7.806%, 2/1/25, FRN, MBS	Aaa/AAA	25,492
			1,605,452,123
Freddie Mac–10.5%
5,686	3.50%, 4/15/19, CMO	Aaa/AAA	5,663,332
482	3.876%, 1/1/33, FRN, MBS	Aaa/AAA	491,274
8,557	4.00%, 12/15/17, CMO	Aaa/AAA	8,500,631
268	4.42%, 8/15/29, CMO, FRN	Aaa/AAA	270,290
174	4.42%, 12/15/31, CMO, FRN	Aaa/AAA	174,614
47	4.47%, 9/15/30, CMO, FRN	Aaa/AAA	46,881
45	4.50%, 5/15/18, CMO	Aaa/AAA	42,726
73	4.52%, 3/15/32, CMO, FRN	Aaa/AAA	73,537
2,211	4.57%, 5/15/29, CMO, FRN	Aaa/AAA	2,223,249
608	4.603%, 1/1/32, FRN, MBS	Aaa/AAA	624,781
207	4.65%, 3/15/20, CMO, FRN	Aaa/AAA	206,722
223	4.65%, 2/15/24, CMO, FRN	Aaa/AAA	223,287
39	4.70%, 10/15/19, CMO, FRN	Aaa/AAA	39,314
380	4.95%, 12/15/13, CMO, FRN	Aaa/AAA	387,691
19,011	4.984%, 6/1/35, FRN, MBS (c)	Aaa/AAA	18,928,163
37,000	5.00%, 11/1/35 (c)	Aaa/AAA	35,600,956
452	5.039%, 4/1/32, FRN, MBS	Aaa/AAA	462,369
1,697	5.096%, 10/1/32, FRN, MBS	Aaa/AAA	1,708,050
824	5.10%, 2/1/29, FRN, MBS	Aaa/AAA	846,993
1,300	5.125%, 10/1/32, FRN, MBS	Aaa/AAA	1,293,057
294	5.15%, 9/15/22, CMO, FRN	Aaa/AAA	296,810
242	5.183%, 8/1/32, FRN, MBS	Aaa/AAA	243,611

22 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Freddie Mac (continued)
$ 295	5.336%, 8/1/29, FRN, MBS	Aaa/AAA	$ 300,457
135	5.486%, 7/1/32, FRN, MBS	Aaa/AAA	136,195
194	5.489%, 7/1/29, FRN, MBS	Aaa/AAA	198,522
603	5.50%, 5/15/15, CMO	Aaa/AAA	605,522
8,122	5.50%, 1/1/35, MBS	Aaa/AAA	8,025,733
1,201	5.50%, 6/1/35, MBS	Aaa/AAA	1,187,021
416	5.508%, 8/1/32, FRN, MBS	Aaa/AAA	418,768
363	5.833%, 8/1/32, FRN, MBS	Aaa/AAA	365,354
93	6.00%, 7/1/08, MBS	Aaa/AAA	93,527
248	6.00%, 8/15/16, CMO	Aaa/AAA	253,066
2,081	6.00%, 4/1/17, MBS	Aaa/AAA	2,127,486
210	6.00%, 5/1/17, MBS	Aaa/AAA	214,938
299	6.00%, 6/1/17, MBS	Aaa/AAA	305,627
535	6.00%, 7/1/17, MBS	Aaa/AAA	547,349
3,300	6.00%, 12/15/28, CMO	Aaa/AAA	3,331,273
391	6.50%, 8/15/16, CMO	Aaa/AAA	403,346
65	6.50%, 12/15/23, CMO	Aaa/AAA	66,871
1,006	6.50%, 1/15/31, CMO	Aaa/AAA	1,005,509
59	7.00%, 4/1/29, MBS	Aaa/AAA	61,352
5	7.00%, 12/1/29, MBS	Aaa/AAA	4,838
1	7.00%, 1/1/30, MBS	Aaa/AAA	547
18	7.00%, 2/1/30, MBS	Aaa/AAA	18,559
58	7.00%, 3/1/30, MBS	Aaa/AAA	60,749
3	7.00%, 6/1/30, MBS	Aaa/AAA	3,393
486	7.50%, 8/15/30, CMO	Aaa/AAA	503,625
			98,587,965
Government National Mortgage Association–2.5%
152	3.50%, 8/20/28, FRN, MBS	Aaa/AAA	152,223
101	3.50%, 7/20/29, FRN, MBS	Aaa/AAA	101,020
22	3.75%, 8/20/17, FRN, MBS	Aaa/AAA	22,035
25	3.75%, 7/20/20, FRN, MBS	Aaa/AAA	25,420
13	3.75%, 7/20/21, FRN, MBS	Aaa/AAA	13,130
23	3.75%, 8/20/21, FRN, MBS	Aaa/AAA	23,061
40	3.75%, 9/20/21, FRN, MBS	Aaa/AAA	41,040
2,774	3.75%, 8/20/23, FRN, MBS	Aaa/AAA	2,814,674
90	3.75%, 8/20/25, FRN, MBS	Aaa/AAA	91,594
29	3.75%, 9/20/25, FRN, MBS	Aaa/AAA	29,330
20	3.75%, 8/20/26, FRN, MBS	Aaa/AAA	20,782
16	3.75%, 7/20/27, FRN, MBS	Aaa/AAA	16,760
31	3.75%, 9/20/27, FRN, MBS	Aaa/AAA	31,365
89	3.75%, 3/20/30, FRN, MBS	Aaa/AAA	88,870
236	4.125%, 11/20/23, FRN, MBS	Aaa/AAA	238,783
23	4.125%, 10/20/25, FRN, MBS	Aaa/AAA	23,378

10.31.05 | Fixed Income SHares Annual Report 23

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Government National Mortgage Association (continued)
$ 18	4.125%, 11/20/25, FRN, MBS	Aaa/AAA	$ 18,597
19	4.125%, 10/20/26, FRN, MBS	Aaa/AAA	19,547
49	4.125%, 10/20/27, FRN, MBS	Aaa/AAA	49,518
1,227	4.25%, 1/20/28, FRN, MBS	Aaa/AAA	1,243,364
126	4.25%, 2/20/28, FRN, MBS	Aaa/AAA	128,045
369	4.25%, 1/20/30, FRN, MBS	Aaa/AAA	373,401
107	4.35%, 6/20/32, CMO, FRN	Aaa/AAA	107,259
507	4.375%, 3/20/17, FRN, MBS	Aaa/AAA	508,138
13	4.375%, 1/20/18, FRN, MBS	Aaa/AAA	13,052
128	4.375%, 5/20/18, FRN, MBS	Aaa/AAA	128,116
116	4.375%, 4/20/19, FRN, MBS	Aaa/AAA	116,178
29	4.375%, 5/20/19, FRN, MBS	Aaa/AAA	28,763
33	4.375%, 6/20/21, FRN, MBS	Aaa/AAA	33,588
64	4.375%, 1/20/22, FRN, MBS	Aaa/AAA	64,105
1,335	4.375%, 2/20/22, FRN, MBS	Aaa/AAA	1,339,056
68	4.375%, 4/20/22, FRN, MBS	Aaa/AAA	68,294
39	4.375%, 5/20/22, FRN, MBS	Aaa/AAA	39,518
66	4.375%, 2/20/23, FRN, MBS	Aaa/AAA	66,332
63	4.375%, 3/20/23, FRN, MBS	Aaa/AAA	63,603
63	4.375%, 4/20/23, FRN, MBS	Aaa/AAA	63,194
372	4.375%, 4/20/24, FRN, MBS	Aaa/AAA	373,134
22	4.375%, 5/20/24, FRN, MBS	Aaa/AAA	22,440
8	4.375%, 4/20/25, FRN, MBS	Aaa/AAA	8,207
21	4.375%, 5/20/25, FRN, MBS	Aaa/AAA	21,046
53	4.375%, 6/20/25, FRN, MBS	Aaa/AAA	52,907
32	4.375%, 1/20/26, FRN, MBS	Aaa/AAA	31,861
34	4.375%, 6/20/26, FRN, MBS	Aaa/AAA	34,545
18	4.375%, 1/20/27, FRN, MBS	Aaa/AAA	18,365
190	4.375%, 2/20/27, FRN, MBS	Aaa/AAA	191,319
47	4.375%, 4/20/27, FRN, MBS	Aaa/AAA	47,004
118	4.375%, 6/20/27, FRN, MBS	Aaa/AAA	118,519
14	4.375%, 2/20/28, FRN, MBS	Aaa/AAA	14,081
62	4.375%, 4/20/28, FRN, MBS	Aaa/AAA	61,877
79	4.375%, 4/20/29, FRN, MBS	Aaa/AAA	79,437
179	4.375%, 6/20/29, FRN, MBS	Aaa/AAA	180,024
95	4.375%, 5/20/30, FRN, MBS	Aaa/AAA	95,145
141	4.375%, 5/20/32, FRN, MBS	Aaa/AAA	140,761
224	4.375%, 6/20/32, FRN, MBS	Aaa/AAA	224,556
54	4.38%, 2/20/28, FRN, MBS	Aaa/AAA	54,670
205	4.38%, 3/20/28, FRN, MBS	Aaa/AAA	205,940
30	4.38%, 4/20/28, FRN, MBS	Aaa/AAA	30,520
9	4.50%, 8/20/18, FRN, MBS	Aaa/AAA	8,644
2,882	4.50%, 10/20/27, CMO, FRN	Aaa/AAA	2,901,386

24 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Government National Mortgage Association (continued)
$ 149	4.50%, 3/20/31, FRN, MBS	Aaa/AAA	$ 150,769
177	4.50%, 3/20/32, FRN, MBS	Aaa/AAA	178,688
123	4.875%, 6/20/22, FRN, MBS	Aaa/AAA	124,335
150	5.00%, 2/20/29, CMO	Aaa/AAA	149,501
599	5.50%, 6/15/29, MBS	Aaa/AAA	600,561
414	5.50%, 12/15/32, MBS	Aaa/AAA	414,008
421	5.50%, 1/15/33, MBS	Aaa/AAA	420,703
398	5.50%, 6/15/33, MBS	Aaa/AAA	398,247
1,081	5.50%, 7/15/33, MBS	Aaa/AAA	1,080,333
1,857	5.50%, 1/15/34, MBS	Aaa/AAA	1,855,836
1,690	5.50%, 3/15/34, MBS	Aaa/AAA	1,688,602
173	6.00%, 3/20/13, CMO	Aaa/AAA	174,624
99	6.00%, 3/15/33, MBS	Aaa/AAA	101,074
3,000	6.00%, 11/1/35 (c)	Aaa/AAA	3,054,375
4	6.50%, 5/15/23, MBS	Aaa/AAA	4,041
6	6.50%, 8/15/23, MBS	Aaa/AAA	5,735
1	6.50%, 12/15/23, MBS	Aaa/AAA	1,046
17	7.50%, 7/16/29, CMO	Aaa/AAA	16,549
			23,540,548
	Total U.S. Government Agency Securities (cost–$1,747,626,307)		1,727,580,636
MORTGAGE-BACKED SECURITIES–26.1%
10,184	Adjustable Rate Mortgage Trust, 4.627%, 5/25/35, CMO, VRN	Aaa/AAA	10,061,297
	Bear Stearns Alt-A Trust, CMO, FRN,
3,953	4.318%, 2/25/34	Aaa/AAA	3,956,551
9,972	4.731%, 6/25/34	Aaa/AA+	9,838,645
84	Bear Stearns Mortgage Securities, Inc., 6.729%, 3/25/31, CMO, VRN	Aaa/NR	83,371
11,673	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (b)	Aaa/NR	11,618,818
3,505	Commercial Capital Access One, Inc.,
	7.673%, 11/15/28, CMO, VRN (b)	NR/NR	3,712,246
	Countrywide Alternative Loan Trust, CMO, FRN,
24,423	4.258%, 5/25/35	Aaa/AAA	24,396,638
20,000	4.321%, 12/25/35 (e)	Aaa/AAA	20,006,262
	Countrywide Home Loans, CMO, FRN,
9,016	4.348%, 3/25/35	Aaa/AAA	9,010,910
8,333	4.358%, 3/25/35	Aaa/AAA	8,340,621
4,179	4.428%, 2/25/35	Aaa/AAA	4,183,711
2,631	4.510%, 4/25/35 (e)	Aaa/AAA	2,644,689
182	CS First Boston Mortgage Securities Corp., 3.226%, 3/25/32 (b)(e)	NR/NR	181,459
19,444	First Horizon Asset Securities, Inc., 4.438%, 11/25/33, CMO, FRN	NR/AAA	19,443,228
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (b)	NR/BB+	880,644

10.31.05 | Fixed Income SHares Annual Report 25

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
$1,500	GS Mortgage Securities Corp. II, 6.615%, 2/14/16, CMO (b)	NR/AAA	$1,606,472
1,355	GSR Mortgage Loan Trust, 4.634%, 4/25/35, CMO, VRN	Aaa/AAA	1,344,731
17,670	Harborview Mortgage Loan Trust, 4.217%, 5/19/35, CMO, FRN	Aaa/AAA	17,651,946
37,193	Hilton Hotel Pool Trust, 0.879%, 10/3/15, CMO, IO, VRN (b)	Aaa/AA	1,079,508
4,604	Indymac Index Mortgage Loan Trust, 4.318%, 3/25/35, CMO, FRN	Aaa/AAA	4,594,895
2,000	JP Morgan Chase Commercial Mortgage Securities Corp.,
	6.465%, 11/15/35, CMO	NR/AAA	2,126,963
6,518	LB-UBS Commercial Mortgage Trust, 3.17%, 12/15/26, CMO	Aaa/AAA	6,392,519
6,218	Master Reperforming Loan Trust, 7.00%, 5/25/35, CMO (b)(e)	Aaa/AAA	6,483,968
794	Mellon Residential Funding Corp., 4.49%, 10/20/29, CMO, FRN	NR/AAA	795,937
	MLCC Mortgage Investors, Inc., CMO, FRN,
2,317	4.15%, 7/25/29	Aa1/AAA	2,316,245
475	4.35%, 3/15/25	Aaa/AAA	477,698
545	4.37%, 7/15/21	Aaa/AAA	545,758
1,391	Morgan Stanley Dean Witter Capital I, 4.60%, 3/25/33, CMO, FRN	Aaa/AAA	1,407,098
789	Morgan Stanley Mortgage Trust, 4.65%, 2/20/22, CMO, FRN	NR/AAA	789,803
327	Mortgage Capital Funding, Inc., 7.288%, 7/20/27, CMO	Aaa/NR	332,265
17,439	Residential Funding Mortgage Sec I, 4.603%, 3/25/35, CMO, VRN	Aaa/AAA	17,303,466
5,000	Structured Adjustable Rate Mortgage Loan Trust,
	4.528%, 6/25/34, CMO, FRN	Aaa/AAA	5,023,950
	Structured Asset Mortgage Investments, Inc.,
4,405	4.347%, 3/19/34, CMO, FRN	Aaa/AAA	4,442,546
59	Structured Asset Securities Corp., 5.106%, 5/25/32, CMO, FRN	Aaa/AAA	59,629
2,872	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	NR/NR	2,968,192
	Washington Mutual, Inc., CMO, FRN,
22,644	4.265%, 10/25/44	Aaa/AAA	22,724,751
4,519	4.358%, 1/25/45	Aaa/AAA	4,518,844
3,523	5.135%, 10/25/32	Aa1/AA+	3,475,969
4,906	5.135%, 10/25/32	Aaa/AAA	4,837,122
	Wells Fargo Mortgage Backed Securities Trust, CMO,
3,557	4.806%, 7/25/34, FRN	Aaa/AAA	3,546,702
819	5.00%, 6/25/18	Aaa/AAA	802,294
	Total Mortgage-Backed Securities (cost–$247,220,522)		246,008,361
ASSET-BACKED SECURITIES–21.2%
2,012	Aames Mortgage Investment Trust, 4.438%, 10/25/35, FRN	NR/AAA	2,013,175
	Aegis Asset Backed Securities Trust,
4,282	4.00%, 11/25/33, IO (a)	Aaa/AAA	58,349
839	4.438%, 1/25/34, FRN	Aaa/AAA	840,903
8,162	Ameriquest Mortgage Securities, Inc., 4.238%, 4/25/34, FRN	Aaa/AAA	8,166,865
238	Amortizing Residential Collateral Trust, 4.308%, 6/25/32, FRN	NR/AAA	238,750
4,852	Argent Securities, Inc., 4.158%, 10/25/35, FRN	Aaa/AAA	4,854,992
3,172	Bayview Financial Asset Trust, 4.44%, 12/25/39, FRN (b)	Aaa/NR	3,178,113

26 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Bear Stearns Asset Backed Securities, Inc.,
$710	4.288%, 6/25/35, FRN	NR/AAA	$711,211
6,104	4.628%, 6/15/43, FRN	Aaa/AAA	6,162,980
10,940	5.00%, 3/25/07, IO, VRN (e)	NR/AAA	695,716
72	Cendant Mortgage Corp., 6.00%, 7/25/43, VRN (b)	NR/NR	71,574
4,101	Centex Home Equity, 3.70%, 6/25/22	Aaa/AAA	4,071,738
8,595	Citigroup Mortgage Loan Trust, Inc., 4.128%, 2/25/14, FRN	Aaa/AAA	8,601,787
800	Community Program Loan Trust, 4.50%, 4/1/29	NR/AAA	736,723
3,232	Conseco Recreational Enthusiast Consumer Trust, 5.55%, 8/15/25	Aa2/AA−	3,228,216
	Countrywide Asset-Backed Certificates,
9,260	4.257%, 12/25/17	Aaa/AAA	9,236,458
4,101	4.278%, 12/25/31, FRN	Aaa/AAA	4,104,682
1,805	4.508%, 11/25/33, FRN (b)	Aaa/AAA	1,807,313
1,807	Credit-Based Asset Servicing and Securitization,
	4.488%, 11/25/33, FRN	Aaa/AAA	1,816,464
6,963	Credit-Suisse First Boston Mortgage Securities Corp.,
	4.288%, 1/25/43, FRN (b)	Aaa/AAA	6,957,667
111	EMC Mortgage Loan Trust, 4.408%, 5/25/40, FRN (b)	Aaa/AAA	111,335
	First Franklin Mortgage Loan Asset Backed Certificates, FRN,
13,894	4.418%, 10/25/34	Aaa/AAA	13,952,113
5,730	4.438%, 4/25/35	Aa1/AA+	5,731,114
35	First Plus Home Loan Trust, 7.32%, 11/10/23	NR/AA	34,825
134	Freemont Home Loan Owner Trust, 4.828%, 12/25/29, FRN	Aaa/AAA	134,066
400	Fremont Home Loan Trust, 4.408%, 1/25/34, FRN	Aaa/AAA	401,264
	Green Tree Financial Corp.,
8,043	6.18%, 4/1/30	Baa3/NR	7,904,986
6,805	6.81%, 12/1/27	Baa3/A−	6,917,830
1,959	6.87%, 4/1/30	Baa3/NR	1,980,974
1,000	7.06%, 2/1/31	NR/B	839,879
1,490	7.40%, 6/15/27	A2/AA+	1,553,707
548	7.55%, 1/15/29	NR/AA	581,280
225	Household Mortgage Loan Trust, 4.30%, 5/20/32, FRN	Aaa/AAA	225,386
526	Irwin Home Equity, 4.558%, 6/25/28, FRN	Aaa/AAA	526,086
14,000	IXIS Real Estate Capital Trust, 4.188%, 9/25/35, FRN	Aaa/AAA	14,003,289
7,500	Long Beach Mortgage Loan Trust, 4.988%, 3/25/32, FRN	Aa2/NR	7,580,321
500	Madison Avenue Manufactured Housing Contract, 5.488%, 3/25/32, FRN	Baa3/A+	488,752
2,243	Mid-State Trust, 6.005%, 8/15/37	Aaa/AAA	2,294,556
980	Morgan Stanley ABS Capital I, 4.378%, 8/25/33, FRN	Aaa/AAA	981,591
7,863	Park Place Securities, Inc., 4.158%, 1/25/36, FRN	Aaa/AAA	7,869,709
297	Renaissance Home Equity Loan Trust, 4.238%, 3/25/34, FRN	Aaa/AAA	296,777

10.31.05 | Fixed Income SHares Annual Report 27

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Residential Asset Mortgage Products, Inc.,
$6,987	4.138%, 5/25/35, FRN	Aaa/AAA	$6,990,825
3,104	4.378%, 11/25/33, FRN	Aaa/AAA	3,105,956
5,000	5.634%, 1/25/34	Aaa/AAA	5,023,687
2,000	5.90%, 7/25/34	Aaa/AAA	1,984,020
	Residential Asset Securities Corp.,
8,031	4.188%, 9/25/13, FRN	Aaa/AAA	8,036,530
3,000	4.468%, 3/25/35, FRN	Aa2/AA	3,000,699
503	7.14%, 4/25/32	A2/A	511,376
6,945	8.195%, 2/25/31	NR/AAA	7,027,828
1,433	Residential Funding Mortgage Securities II, Inc.,
	4.188%, 8/25/34, FRN	Aaa/AAA	1,434,462
3,042	Salomon Brothers Mortgage Securities VII, 5.763%, 4/25/29, FRN	NR/AAA	3,046,949
5,139	SLM Student Loan Trust, 4.158%, 10/25/10, FRN	Aaa/AAA	5,187,491
2,848	Structured Asset Securities Corp., 4.118%, 1/25/35, FRN	Aaa/AAA	2,850,240
10,000	Wachovia Auto Owner Trust, 2.91%, 4/20/09	Aaa/AAA	9,838,990
	Total Asset-Backed Securities (cost–$200,813,999)		200,002,569
U.S. TREASURY BONDS & NOTES–8.7%
	U.S. Treasury Bonds & Notes,
22,160	3.875%, 9/15/10 (c)		21,586,965
47,800	4.125%, 5/15/15 (c)		46,141,961
12,000	6.00%, 2/15/26		13,799,064
	Total U.S. Treasury Bonds & Notes (cost–$82,420,041)		81,527,990
SOVEREIGN DEBT OBLIGATIONS–1.2%
Germany–1.2%
€7,200	Deutsche Bundesrepublik, 5.50%, 1/4/31 (cost–$11,440,207)	Aaa/AAA	11,043,833
MUNICIPAL BONDS–1.0%
California–0.5%
$5,000	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/30, Ser. A	Aa3/AA−	5,124,350
New York–0.5%
5,000	New York City Municipal Water Finance Auth. Rev.,
	5.00%, 6/15/35, Ser. A	Aa2/AA+	5,120,600
	Total Municipal Bonds (cost–$9,853,088)		10,244,950
PREFERRED STOCK (b)–0.1%
Shares
Government–0.1%
9,000	Fannie Mae, 7.00%, Ser. O (cost–$450,000)	Aa3/AA−	495,000

28 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2005 (concluded)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
SHORT-TERM INVESTMENTS–7.4%
U.S. Government Agency Securities–6.4%
$ 61,100	Freddie Mac, 3.360%, 11/29/05 (cost–$60,911,812)	Aaa/AAA	$ 60,911,812
U.S. Treasury Bills (g)–0.3%
2,535	3.30%-3.588%,12/1/05-12/15/05 (cost–$2,525,379)		2,525,379
Asset-Backed Securities (a)(b)(d)(e)–0.0%
2,000	NPF XII, Inc., 11/1/03, FRN (cost–$2,000,000)	NR/NR	—
Repurchase Agreement–0.7%
6,415	State Street Bank & Trust Co.,
	dated 10/31/05, 3.40%, due 11/1/05,
	proceeds $6,415,606: collateralized by
	Fannie Mae, 2.18%, 1/30/06, valued at
	$6,546,957 with accrued interest (cost–$6,415,000)		6,415,000
	Total Short-Term Investments (cost–$71,852,191)		69,852,191
OPTIONS PURCHASED (h)–0.0%
Contracts
Put Options–0.0%
720	Eurodollar Futures, Chicago Mercantile Exchange,
	strike price $94.38, expires 3/13/06		4,500
	Fannie Mae, 5.50%, OTC,
366,000,000	strike price $94.88, expires 12/06/05		35,502
236,500,000	strike price $96, expires 11/07/05		24
71,500,000	strike price $96.38, expires 11/07/05		71
	Total Options Purchased (cost–$85,826)		40,097
	Total Investments before options written (cost–$2,371,762,181)–249.1%		2,346,795,627
OPTIONS WRITTEN (h)–(0.1)%
	Call Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
700	strike price $113, expires 12/23/05		(10,938)
	Put Options–(0.1)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
700	strike price $107, expires 12/23/05		(273,437)
	Total Options Written (premiums received–-$290,762)		(284,375)
	Total Investments net of options written (cost–$2,371,471,419)	249.0%	2,346,511,252
	Liabilities in excess of other assets	(149.0%)	(1,404,314,697)
	Net Assets	100.0%	$ 942,196,555

See accompanying Notes to Financial Statements | 10.31.05 | Fixed Income SHares Annual Report 29

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2005

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
U.S. TREASURY BONDS & NOTES–109.4%
	U.S. Treasury Inflation Indexed Bonds & Notes (f)
$18,295	0.875%, 4/15/10		$17,587,448
1,954	1.625%, 1/15/15		1,896,029
6,736	1.875%, 7/15/13		6,701,304
8,379	1.875%, 7/15/15		8,296,788
3,932	2.00%, 1/15/14		3,944,273
1,771	2.00%, 7/15/14		1,776,181
26,197	2.00%, 7/15/14 (c)		26,273,506
22,919	2.375%, 1/15/25		23,856,073
6,334	3.00%, 7/15/12		6,775,165
5,330	3.375%, 1/15/07		5,469,827
3,046	3.50%, 1/15/11		3,300,717
5,409	3.625%, 1/15/08		5,661,208
15,055	3.625%, 4/15/28		19,146,113
9,579	3.875%, 1/15/09		10,254,641
1,254	3.875%, 4/15/29		1,667,140
4,902	4.25%, 1/15/10		5,405,066
100	U.S. Treasury Bond, 6.625%, 2/15/27		123,754
	Total U.S. Treasury Bonds & Notes (cost–$150,043,543)		148,135,233
U.S. GOVERNMENT AGENCY SECURITIES (c)–4.1%
5,600	Fannie Mae, 5.50%, 11/1/35 (cost–$5,583,680)	Aaa/AAA	5,524,747
CORPORATE BONDS & NOTES–1.5%
	Financing–1.2%
800	Ford Motor Credit Co., 5.80%, 1/12/09	Baa3/BB+	733,199
	General Motors Acceptance Corp.,
200	5.05%, 1/16/07, FRN	Ba1/BB	197,285
700	6.875%, 9/15/11	Ba1/BB	679,537
			1,610,021
	Hotels/Gaming–0.3%
400	Caesars Entertainment, Inc., 9.375%, 2/15/07	Ba1/BB+	418,000
	Total Corporate Bonds & Notes (cost–$1,999,953)		2,028,021
SOVEREIGN DEBT OBLIGATIONS–1.3%
	Brazil–0.6%
	Federal Republic of Brazil,
76	5.25%, 4/15/12, FRN	Ba3/BB–	74,797
300	8.00%, 1/15/18	Ba3/BB–	310,650
400	11.00%, 8/17/40	Ba3/BB–	481,100
			866,547

30 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Germany–0.4%
€ 300	Deutsche Bundesrepublik, 6.25%, 1/4/30	Aaa/AAA	$ 500,438
	Spain–0.3%
€ 300	Spain Government Bond, 5.75%, 7/30/32	Aaa/AAA	477,480
	Total Sovereign Debt Obligations (cost–$1,887,088)		1,844,465
MORTGAGE-BACKED SECURITIES–0.3%
$ 93	Countrywide Home Loan Mortgage Pass Through Trust,
	4.378%, 6/25/35, CMO, FRN (b)	Aaa/AAA	92,812
392	GSR Mortgage Loan Trust, 4.541%, 9/25/35, CMO, FRN	NR/AAA	385,429
	Total Mortgage-Backed Securities (cost–$482,298)		478,241
ASSET-BACKED SECURITIES (b)–0.0%
40	Quest Trust, 4.218%, 3/25/35, FRN (cost–$39,753)	Aaa/AAA	39,747
SHORT-TERM INVESTMENTS–6.0%
	Commercial Paper–3.9%
	Financing–3.7%
2,200	ASB Bank Ltd., 4.07%, 1/17/06	P-1/A-1+	2,180,376
1,700	Barclay's US Fund LLC, 4.17%, 2/24/06	P-1/A-1+	1,677,084
1,000	CBA (de) Finance, Inc., 4.14%, 1/30/06	P-1/A-1+	989,530
100	Rabobank USA Financial Corp., 4.055%, 1/20/06	P-1/A-1+	99,073
			4,946,063
	Multi-Media–0.2%
300	Viacom, Inc., 4.37%, 12/2/05	P-3/A-2	298,908
	Total Commercial Paper (cost–$5,245,859)		5,244,971
	Sovereign Debt Obligations–1.3%
	France–0.1%
€ 100	France Treasury Bill BTF, 2.00%, 11/17/05	NR/NR	119,669
	Netherlands–1.2%
	Dutch Treasury Certificate,
€ 600	2.013%, 11/30/05	NR/NR	717,484
€ 740	2.482%, 1/31/06	NR/NR	881,638
			1,599,122
	Total Sovereign Debt Obligations (cost–$1,749,213)		1,718,791
	U.S. Treasury Bills (g)–0.3%
$ 405	3.37%-3.58%, 12/1/05-12/15/05 (cost–$403,693)		403,693

10.31.05 | Fixed Income SHares Annual Report 31

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Repurchase Agreements–0.5%
$ 715	State Street Bank & Trust Co., dated 10/31/05, 3.40%, due 11/1/05, proceeds $715,068; collateralized by Freddie Mac, 5.25%, 1/15/06, valued at $732,380 with accrued interest (cost–$715,000)		$715,000
	Total Short-Term Investments (cost–$8,113,765)		8,082,455
	Total Investments before options written (cost–$168,150,080)–122.6%		166,132,909

OPTIONS WRITTEN (h)–(0.0)%
Contracts
	Call Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
20	strike price $114, expires 11/22/05		(312)
	Put Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
20	strike price $109, expires 11/22/05		(17,188)
18	strike price $110, expires 11/22/05		(29,531)
			(46,719)
	Total Options Written (premiums received–$18,260)		(47,031)
	Total Investments net of options written (cost–$168,131,820)	122.6%	166,085,878
	Liabilities in excess of other assets	(22.6)	(30,636,525)
	Net Assets	100.0%	$135,449,353

Notes to Schedule of Investments:

*	Unaudited

(a)	Illiquid security.

(b)	144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	When-issued or delayed-delivery security. To be settled/delivered after October 31, 2005.

(d)	Security in default.

(e)	Fair-valued security.

(f)	Inflationary Bonds–Principal amount of security is adjusted for inflation.

(g)	All or partial amount segregated as collateral for futures contracts, when-issued or delayed-delivery securities.

(h)	Non-income producing.

(i)	Principal Amount is less than $500.

32 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2005 (concluded)

Glossary:

€–Euros

ABS–Asset-Backed Security

ADR–American Depositary Receipt

BTF–French fixed treasury bills issued for less than one year

CAD–Canadian Dollar

CBO–Collateralized Bond Obligation

CLO–Collateralized Loan Obligation

CMO–Collateralized Mortgage Obligation

FGIC–insured by Financial Guaranty Insurance Co.

FRN–Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2005.

GO–General Obligation Bond

IO–Interest Only

MBS–Mortgage-Backed Securities

NR–Not rated

O.A.T.–European market inflation-linked bonds.

VRN–Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2005.

See accompanying Notes to Financial Statements | 10.31.05 | Fixed Income SHares Annual Report 33

Fixed Income SHares—Series C, M, R
Statements of Assets and Liabilities
October 31, 2005

	Series C	Series M	Series R
Assets:
Investments, at value (cost–$1,557,544,714, $2,371,762,181 and $168,150,080, respectively)	$1,552,505,673	$2,346,795,627	$166,132,909
Cash (including foreign currency for Series C and Series R with a value of $1,642,171 and $78,119 and with cost of $1,662,272 and $78,373, respectively)	2,683,785	63,516	78,692
Interest and dividend receivable	11,240,054	4,647,526	938,597
Unrealized appreciation on swaps	10,817,255	3,931,630	222,405
Premium for swap purchased	4,770,543	1,600,064	11,020
Receivable for shares of beneficial interest sold	4,322,572	4,401,208	1,235,495
Receivable for investments sold	3,107,977	45,719,067	—
Unrealized appreciation on forward foreign currency contracts	1,731,473	57,802	13,539
Receivable for variation margin on futures contracts	—	—	132
Total Assets	1,591,179,332	2,407,216,440	$168,632,789
Liabilities:
Payable for investments purchased	615,726,112	1,454,714,742	32,119,939
Premiums on swaps sold	10,864,035	3,817,500	246,582
Unrealized depreciation on swaps	4,291,361	656,345	17,181
Dividends payable	3,139,258	3,417,890	741,286
Payable for short sales (cost–$3,107,750)	3,096,125	—	—
Payable for shares of beneficial interest redeemed	2,111,985	2,106,095	—
Unrealized depreciation on forward foreign currency contracts	1,976,644	—	9,151
Options written, at value (premiums received– $1,130,353, $290,762, and $18,260)	753,875	284,375	47,031
Payable for variation margin on futures contracts	46,481	22,938	2,266
Total Liabilities	642,005,876	1,465,019,885	33,183,436
Net Assets	$949,173,456	$942,196,555	$135,449,353
Net Assets Consist of:
Beneficial interest shares of $0.001 par value (unlimited number authorized)	$81,537	$84,695	$13,281
Paid-in-capital in excess of par	936,904,347	965,473,735	137,928,194
Undistributed net investment income	18,268,916	381,305	100,172
Accumulated net realized gain (loss)	(6,300,017)	(684,972)	(697,632)
Net unrealized appreciation (depreciation) of investments, futures contracts, options written, swaps and other assets and liabilities denominated in foreign currency	218,673	(23,058,208)	(1,894,662)
Net Assets	$949,173,456	$942,196,555	$135,449,353
Shares Outstanding	81,536,873	84,695,050	13,280,803
Net Asset Value, Offering Price and Redemption Price Per Share	$11.64	$11.12	$10.20

34 Fixed Income SHares Annual Report | 10.31.05| See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, M, R
Statements of Operations
For the year ended October 31, 2005

	Series C	Series M	Series R
Investment Income:
Interest	$30,972,670	$29,468,208	$3,835,319
Dividends	194,208	39,237	1,056
Total Investment Income	31,166,878	29,507,445	3,836,375
Expenses:
Interest expense	—	414,081	—
Net Investment Income	31,166,878	29,093,364	3,836,375
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,490,744)	1,217,245	(722,851)
Futures contracts	(873,329)	4,389,120	91,352
Options written	1,685,789	381,456	33,169
Swaps	12,371,713	(673,543)	(95,037)
Foreign currency transactions	11,830,113	209,629	101,573
Net change in unrealized appreciation/depreciation of:
Investments	(15,865,303)	(25,748,286)	(2,128,262)
Futures contracts	(2,336,034)	(5,464,675)	(63,165)
Options written	202,165	6,387	(28,771)
Swaps	(300,642)	3,402,709	216,365
Foreign currency transactions	183,787	51,330	3,168
Net realized and change in unrealized loss on investments,
futures contracts, options written, swaps and foreign
currency transactions	(4,592,485)	(22,228,628)	(2,592,459)
Net Increase in Net Assets Resulting from Investment Operations	$26,574,393	$6,864,736	$1,243,916

See accompanying Notes to Financial Statements | 10.31.05 | Fixed Income SHares Annual Report 35

Fixed Income SHares—Series C
Statement of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
Investment Operations:
Net investment income	$31,166,878	$19,648,605
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	13,523,542	22,470,738
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	(18,116,027)	4,309,406
Net increase in net assets resulting from investment operations	26,574,393	46,428,749
Dividends and Distributions to Shareholders from:
Net investment income	(34,208,506)	(20,334,474)
Net realized gains	(20,054,520)	(6,332,601)
Total dividends and distributions to shareholders	(54,263,026)	(26,667,075)
Capital Share Transactions:
Net proceeds from the sale of shares	549,865,399	313,314,630
Cost of shares redeemed	(148,178,542)	(131,998,376)
Net increase in net assets from capital share transactions	401,686,857	181,316,254
Total increase in net assets	373,998,224	201,077,928
Net Assets:
Beginning of year	575,175,232	374,097,304
End of year (including undistributed net investment income of $18,268,916 and $2,363,837, respectively)	$949,173,456	$575,175,232
Shares Issued and Reinvested:
Issued	46,326,796	26,819,713
Redeemed	(12,475,884)	(11,331,491)
Net Increase	33,850,912	15,488,222

36 Fixed Income SHares Annual Report | 10.31.05| See accompanying Notes to Financial Statements

Fixed Income SHares—Series M
Statement of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
Investment Operations:
Net investment income	$29,093,364	$15,041,774
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	5,523,907	20,846,302
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	(27,752,535)	5,215,038
Net increase in net assets resulting from investment operations	6,864,736	41,103,114
Dividends and Distributions to Shareholders from:
Net investment income	(30,923,890)	(17,215,884)
Net realized gains	(22,562,551)	(6,930,696)
Total dividends and distributions to shareholders	(53,486,441)	(24,146,580)
Capital Share Transactions:
Net proceeds from the sale of shares	561,553,070	314,000,613
Cost of shares redeemed	(142,426,726)	(129,877,295)
Net increase in net assets from capital share transactions	419,126,344	184,123,318
Total increase in net assets	372,504,639	201,079,852
Net Assets:
Beginning of year	569,691,916	368,612,064
End of year (including undistributed net investment income of $381,305 and $46,428, respectively)	$942,196,555	$569,691,916
Shares Issued and Reinvested:
Issued	49,153,193	27,163,063
Redeemed	(12,460,770)	(11,263,112)
Net Increase	36,692,423	15,899,951

See accompanying Notes to Financial Statements | 10.31.05 | Fixed Income SHares Annual Report 37

Fixed Income SHares—Series R
Statement of Changes in Net Assets

	Year Ended October 31, 2005	For the Period April 30, 2004* through October 31, 2004
Investment Operations:
Net investment income	$3,836,375	$78,421
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(591,794)	6,255
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	(2,000,665)	106,003
Net increase in net assets resulting from investment operations	1,243,916	190,679
Dividends and Distributions to Shareholders from:
Net investment income	(3,838,910)	(78,421)
Net realized gains	(15,918)	—
Total dividends and distributions to shareholders	(3,854,828)	(78,421)
Capital Share Transactions:
Net proceeds from the sale of shares	148,701,735	3,001,997
Cost of shares redeemed	(13,755,725)	—
Net increase in net assets from capital share transactions	134,946,010	3,001,997
Total increase in net assets	132,335,098	3,114,255
Net Assets:
Beginning of period	3,114,255	—
End of period (including undistributed (dividends in excess) of net investment income of $100,172 and $(70), respectively)	$135,449,353	$3,114,255
Shares Issued and Reinvested:
Issued	14,309,606	300,194
Redeemed	(1,328,997)	—
Net Increase	12,980,609	300,194

*	Commencement of operations.

38 Fixed Income SHares Annual Report | 10.31.05| See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, M
Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
Series C:	2005		2004		2003		2002	2001
Net asset value, beginning of year	$12.06		$11.62		$10.51		$11.35	$10.12
Investment Operations:
Net investment income	0.48		0.49		0.71		0.73	0.75
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	0.04		0.64		1.16		(0.62)	1.31
Total from investment operations	0.52		1.13		1.87		0.11	2.06
Dividends and Distributions to Shareholders from:
Net investment income	(0.54)		(0.51)		(0.71)		(0.72)	(0.75)
Net realized gains	(0.40)		(0.18)		(0.05)		(0.23)	(0.08)
Total dividends and distributions to shareholders	(0.94)		(0.69)		(0.76)		(0.95)	(0.83)
Net asset value, end of year	$11.64		$12.06		$11.62		$10.51	$11.35
Total Investment Return (1)	4.42%		10.14%		18.16%		1.06%	21.09%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$949,173		$575,175		$374,097		$205,881	$51,541
Ratio of operating expenses to average net assets (3)	0.00%		0.00	%(2)	0.00	%(2)	0.00%	0.00%
Ratio of net investment income to average net assets (3)	4.08%		4.16%		6.11%		6.78%	6.53%
Portfolio turnover	510%		180%		297%		332%	605%
Series M:
Net asset value, beginning of year	$11.87		$11.48		$11.75		$11.53	$10.45
Investment Operations:
Net investment income	0.44		0.37		0.51		0.52	0.69
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(0.29)		0.65		0.23		0.62	1.26
Total from investment operations	0.15		1.02		0.74		1.14	1.95
Dividends and Distributions to Shareholders from:
Net investment income	(0.46)		(0.43)		(0.51)		(0.52)	(0.69)
Net realized gains	(0.44)		(0.20)		(0.50)		(0.40)	(0.18)
Total dividends and distributions to shareholders	(0.90)		(0.63)		(1.01)		(0.92)	(0.87)
Net asset value, end of year	$11.12		$11.87		$11.48		$11.75	$11.53
Total Investment Return (1)	1.32%		9.17%		6.67%		10.65%	19.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$942,197		$569,692		$368,612		$215,803	$51,574
Ratio of operating expenses to average net assets (3)	0.00	%(2)	0.00	%(2)	0.00	%(2)	0.00%	0.00%
Ratio of net investment income to average net assets (3)	3.85%		3.21%		4.43%		4.54%	5.65%
Portfolio turnover	706%		894%		750%		722%	870%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2005, 2004 and 2003 would be 0.05%, 0.01%, and 0.01%, respectively.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolio is an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment Manager or the Sub-Adviser. Participants in these programs pay a ‘‘wrap’’ fee to the sponsor of the program.

See accompanying Notes to Financial Statements | 10.31.05 | Fixed Income SHares Annual Report 39

Fixed Income SHares—Series R
Financial Highlights
For a share outstanding throughout each period:

Series R:	Year Ended October 31, 2005	For the period April 15, 2004* through October 31, 2004
Net asset value, beginning of period	$10.37	$10.00
Investment Operations: Net investment income	0.50	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(0.16)	0.37
Total from investment operations	0.34	0.63
Dividends and Distributions to Shareholders from:
Net investment income	(0.50)	(0.26)
Net realized gains	(0.01)	—
Total dividends and distributions to shareholders	(0.51)	(0.26)
Net asset value, end of period	$10.20	$10.37
Total Investment Return (1)	3.30%	6.41%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$135,449	$3,114
Ratio of operating expenses to average net assets (3)	0.00%	0.00	%(2)
Ratio of net investment income to average net assets (3)	5.28%	4.72	%(2)
Portfolio turnover	175%	23%

*	Commencement of operations.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Annualized.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolio is an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment Manager or the Sub-Adviser. Participants in these programs pay a ‘‘wrap’’ fee to the sponsor of the program.

40 Fixed Income SHares Annual Report | 10.31.05| See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

1. Organization and Significant Accounting Policies

Fixed Income Shares (the ‘‘Trust’’), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Series C, Series M, Series R (the ‘‘Portfolios’’), and the Allianz Dresdner Daily Asset Fund. These financial statements relate to Series C, Series M and Series R. The financial statements for Allianz Dresdner Daily Asset Fund are provided separately. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’) serves as the Portfolio's Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Portfolios are authorized to issue an unlimited number of shares of beneficial interest at $0.001 par value.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust's organizational documents, the Portfolios' officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios maximum exposure under these arrangements is unknown as such exposure would involve claims that may be made against the Portfolios that have not yet been asserted. However, the Portfolios expect the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Portfolios:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily by an independent pricing service, dealer quotations, or are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolios’ net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses on mortgage- and asset- backed securities are recorded as adjustments to interest income in the Statement of Operations.

(c) Federal Income Taxes

The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of their ordinary income and long-term capital gains, if any, during each calendar year the Portfolios intend not to be subject to U.S. federal excise tax.

10.31.05 | Fixed Income SHares Annual Report 41

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

1. Organization and Significant Accounting Policies (continued)

(d) Dividends and Distributions

Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended October 31, 2005, permanent differences of $18,946,787, $2,165,403 and $102,777 are primarily attributable to the differing treatment of foreign currency transactions, swap payments and paydowns for Series C, M and R, respectively. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

Accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Option Transactions

The Portfolios may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an written option could result in the Portfolios purchasing a security at a price different from the current market value.

(g) Interest Rate/Credit Default Swaps

The Portfolios enter into interest rate and credit default swap contracts (‘‘swaps’’) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Portfolios would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Portfolios would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has

42 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

1. Organization and Significant Accounting Policies (continued)

occurred. If no default occurs, the Portfolios would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Portfolios would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Portfolios would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Portfolios would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Portfolios are included as part of net realized gain(loss) and or change in unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily by Pacific Investment Management Company LLC (the ‘‘Sub-Adviser’’) based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Portfolios' Statements of Operations. For a credit default swap sold by the Portfolios, payment of the agreed upon amount made by the Portfolios in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Portfolios, the agreed upon amount received by the Portfolios in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Portfolios.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(h) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(i) Forward Foreign Currency Contracts — Series C, Series R

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Series C and Series R may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. These portfolios may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these forward foreign currency contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolios’ Statements of Assets and Liabilities.

10.31.05 | Fixed Income SHares Annual Report 43

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

1. Organization and Significant Accounting Policies (continued)

(j) Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(k) Repurchase Agreements

The Portolios enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (‘‘repurchase agreements’’). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consist primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(l) When-Issued/Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Portfolio does not participate in future gains and losses with respect to the security.

(m) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Portfolio covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Portfolio’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. At October 31, 2005, the Portfolios did not have any reverse repurchase agreements outstanding. The weighted average daily balance of reverse repurchase agreements outstanding for Series C for the year ended October 31, 2005 was $2,248,134 at a weighted average interest rate of (0.11)%. The weighted average daily balance of reverse repurchase agreements outstanding for Series M for the year ended October 31, 2005 was $38,037,514 at a weighted average interest rate of 3.60%. Significant demand for the underlying securities involved in the reverse repurchase agreements for the period caused the Portfolios to receive interest rather than being charged interest for the agreements.

(n) Stripped Mortgage Backed Securities (‘‘SMBS’’)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

44 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

1. Organization and Significant Accounting Policies (continued)

(o) Restricted Securities

The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Short Sales

Series C and Series R entered into short sales transactions during the year ended October 31, 2005. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

2. Investment Manager/Sub-Adviser/Administrator & Distributor

(a) Investment Manager/Sub-Adviser

The Investment Manager serves in its capacity pursuant to an Investment Management Agreement with the Trust. Pursuant to a Portfolio Management Agreement, the Investment Manager employs the Sub-Adviser, an affiliate of the Investment Manager, to serve as sub-adviser and provide investment advisory services to the Portfolios. The Investment Manager receives no investment management or other fees from the Portfolios and at its own expense pays the fees of the Sub-Adviser. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a ‘‘wrap fee’’ to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Adviser directly for their services under the Investment Management Agreement or Portfolio Management Agreement, respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator

The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (‘‘Administration Agreement’’) with the Trust. The administrator's responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor

Allianz Global Investors Distributors LLC (‘‘the Distributor’’), an affiliate of the Investment Manager, serves as the distributor of the Trust's shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolios pays the Distributor.

3. Investment in Securities

(a) Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2005, were:

	U.S. Government Agency		All Other
	Purchases	Sales	Purchases	Sales
Series C:	$4,078,629,256	$3,439,661,161	$705,862,608	$377,298,209
Series M:	11,481,788,122	10,007,872,371	533,979,416	49,402,660
Series R:	283,673,197	132,342,865	4,742,392	209,090

10.31.05 | Fixed Income SHares Annual Report 45

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

3. Investment in Securities (continued)

(b) Futures contracts outstanding at October 31, 2005:

Series C:	Notional Amount (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Financial Future Euro—90 day	$166,500	12/18/06	$(579,230)
Financial Future Euro—90 day	$210,250	3/19/07	(509,612)
U.S. Treasury Notes 10 yr. Futures	$100	12/20/05	(2,305)
U.S. Treasury Bond Futures	$6,400	12/20/05	(370,000)
Short: Financial Future Euribor	$(32,250)	12/19/05	79,550
			$(1,381,597)

Series M:	Notional Amount (000)	Expiration Date	Unrealized Depreciation
Long: Financial Future Euro—90 day	$45,000	6/19/06	$(360,000)
Financial Future Euro—90 day	$45,000	9/18/06	(328,500)
Financial Future Euro—90 day	$45,000	12/18/06	(292,500)
Financial Future Euro—90 day	$45,000	3/19/07	(270,000)
U.S. Treasury Notes 5 yr. Futures	$11,600	12/20/05	(173,656)
			$(1,424,656)

Series R:	Notional Amount (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: U.S. Treasury Notes 5 yr. Futures	$6,700	12/20/05	$(113,428)
Financial Future Euro	$250	12/8/05	(2,422)
Short: U.S. Treasury Notes 10 yr. Futures	$(1,600)	12/20/05	47,679
U.S. Treasury Bond 30 yr. Futures	$(1,800)	12/20/05	11,089
			$(57,082)

(c) Transactions in options written for the year ended October 31, 2005:

Series C:	Contracts/ Notional Amount	Premiums
Options outstanding, October 31, 2004	600	$310,250
Options written	324,407,059	3,145,107
Options terminated in closing purchase transactions	(203,201,926)	(1,229,330)
Options expired	(121,202,957)	(1,095,674)
Options outstanding, October 31, 2005	2,776	$1,130,353

46 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

3. Investment in Securities (continued)

Series M:	Contracts/ Notional Amount	Premiums
Options outstanding, October 31, 2004	—	$0
Options written	250,002,875	1,268,843
Options terminated in closing purchase transactions	(250,001,475)	(978,081)
Options outstanding, October 31, 2005	1,400	$290,762

Series R:	Contracts	Premiums
Options outstanding, October 31, 2004	—	$0
Options written	216	51,429
Options terminated in closing purchase transactions	(66)	(11,577)
Options expired	(92)	(21,592)
Options outstanding, October 31, 2005	58	$18,260

(d) Credit default swaps contracts outstanding at October 31, 2005:

Series C:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs
Ford Motor Credit Ford Motor Credit Ford Motor Credit General Motors Acceptance General Motors Acceptance General Motors Acceptance International Paper	$ 5,000 10,000 5,000 10,000 5,000 1,600 3,000	9/20/06 6/20/07 6/20/07 6/20/06 6/20/06 6/20/06 6/20/10	1.45% 4.65% 4.65% 4.25% 2.80% 3.50% 0.78%	$(22,890) 339,575 169,788 186,884 39,490 20,972 (5,117)
Lehman Brothers General Motors Acceptance	2,000	6/20/06	4.20%	36,633
Merrill Lynch Apache Burlington Northern Santa Fe Canadian National Resources Ford Motor Credit General Electric Credit Phelps Dodge XTO Energy	4,500 1,300 1,800 1,100 1,800 3,000 1,300	6/20/10 3/20/10 3/20/10 9/20/10 6/20/10 6/20/10 3/20/10	0.39% 0.28% 0.32% 3.80% 0.30% 0.73% 0.38%	32,533 2,771 (5,030) (18,324) 9,823 32,195 (101)
Morgan Stanley Altria Group General Motors Acceptance Time Warner	2,500 5,000 5,000	12/20/10 9/20/06 9/20/10	0.95% 1.60% 0.58%	18,570 (5,457) 5,832
$838,147

Series R:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Portfolio	Unrealized Depreciation
Goldman Sachs Ford Motor Credit	$500	9/20/07	2.30%	$(4,668)

10.31.05 | Fixed Income SHares Annual Report 47

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

3. Investment in Securities (continued)

(e) Interest rate swap agreements outstanding at October 31, 2005:

Series C:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	$321,000	6/15/06	3 month LIBOR	3.00%	$(1,987,420)
Goldman Sachs	$121,200	12/15/12	5.00%	3 month LIBOR	3,558,068
Goldman Sachs	$37,500	12/15/15	5.00%	3 month LIBOR	1,758,067
Goldman Sachs	$1,000	12/15/15	5.00%	3 month LIBOR	53,322
Lehman Brothers	$700,000	6/21/07	3 month LIBOR	4.00%	(2,210,810)
Lehman Brothers	$111,400	12/15/10	4.00%	3 month LIBOR	3,280,463
Lehman Brothers	$38,000	12/15/10	4.00%	3 month LIBOR	209,331
Lehman Brothers	$1,600	12/15/15	5.00%	3 month LIBOR	75,011
Merrill Lynch	$700	12/15/24	6.00%	3 month LIBOR	(36,212)
Morgan Stanley	$16,600	6/18/34	6 month LIBOR	6.00%	987,927
					$5,687,747

Series M:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	$125,000	12/15/12	5.00%	3 month LIBOR	$3,669,625
Lehman Brothers	$31,200	12/15/10	4.00%	3 month LIBOR	262,005
Lehman Brothers	$14,000	12/15/07	3 month LIBOR	4.00%	(656,345)
					$3,275,285

Series R:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	$500	12/15/07	3 month LIBOR	4.00%	$(5,823)
Goldman Sachs	$800	12/15/12	5.00%	3 month LIBOR	28,565
Goldman Sachs	€600	6/17/15	4.50%	6 month EURIBOR	(867)
Goldman Sachs	$2,500	12/15/15	5.00%	3 month LIBOR	85,054
Goldman Sachs	$1,400	12/15/15	5.00%	3 month LIBOR	74,650
Lehman Brothers	$500	12/15/07	3 month LIBOR	4.00%	(5,823)
Lehman Brothers	$1,000	12/15/10	4.00%	3 month LIBOR	29,448
Lehman Brothers	$100	12/15/15	5.00%	3 month LIBOR	4,688
					$209,892

EURIBOR—European Union Interbank Offered Rate

LIBOR—London Interbank Offered Rate

48 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

3. Investment in Securities (continued)

Series C, Series M, and Series R received $5,750,000, $4,750,000 and $250,000 par value, respectively, in U.S. Treasury Bills as collateral for swap contracts.

(f) Forward foreign currency contracts outstanding at October 31, 2005:

Series C:	U.S. $ Value Origination Date	U.S. $ Value October 31, 2005	Unrealized Appreciation (Depreciation)
Purchased:
277,000 Brazilian Real settling 2/22/06	$ 109,812	$ 118,141	$8,329
270,000 Brazilian Real settling 2/22/06	109,801	115,155	5,354
315,000 British Pound settling 11/21/05	553,844	557,492	3,648
17,721,000 Chilean Peso settling 2/2/06	31,476	32,511	1,035
55,856,000 Chilean Peso settling 2/16/06	102,780	102,438	(342)
54,542,000 Chilean Peso settling 2/16/06	101,502	100,028	(1,474)
90,123,000 Euro settling 11/8/05	108,305,045	107,991,362	(313,683)
9,012,000 Euro settling 11/8/05	10,920,805	10,798,777	(122,028)
8,166,000 Indian Rupee settling 3/20/06	185,002	180,759	(4,243)
7,561,552,000 Japanese Yen settling 12/1/05	66,339,063	65,187,515	(1,151,548)
1,015,000 Mexican Peso settling 2/28/06	91,015	92,553	1,538
3,030,000 Mexican Peso settling 3/23/06	273,047	275,569	2,522
314,000 Peruvian Nouveau Sol settling 2/22/06	96,690	92,959	(3,731)
314,000 Peruvian Nouveau Sol settling 3/13/06	95,557	92,955	(2,602)
325,000 Polish Zloty settling 2/24/06	98,515	98,079	(436)
331,000 Polish Zloty settling 3/27/06	102,413	99,895	(2,518)
2,576,000 Russian Ruble settling 1/31/06	89,382	90,199	817
2,652,000 Russian Ruble settling 2/13/06	92,873	92,851	(22)
2,752,000 Russian Ruble settling 3/22/06	97,141	96,324	(817)
153,000 Singapore Dollar settling 1/26/06	93,219	90,566	(2,653)
159,000 Singapore Dollar settling 2/24/06	96,160	94,269	(1,891)
154,000 Singapore Dollar settling 3/20/06	92,465	91,431	(1,034)
2,974,000 Slovakian Koruna settling 3/2/06	94,144	91,657	(2,487)
3,016,000 Slovakian Koruna settling 3/27/06	95,549	93,043	(2,506)
195,500,000 South Korean Won settling 1/26/06	191,573	188,159	(3,414)
108,300,000 South Korean Won settling 2/24/06	106,156	104,270	(1,886)
106,200,000 South Korean Won settling 3/21/06	103,711	102,278	(1,433)
3,090,000 Taiwan Dollar settling 2/24/06	97,139	93,199	(3,940)
2,998,000 Taiwan Dollar settling 3/21/06	91,682	90,585	(1,097)
Sold:
1,200,000 Canadian Dollar settling 11/21/05 222,067,000 Euro settling 11/8/05 86,389,000 Euro settling 11/8/05	1,021,016 267,800,589 103,166,176	1,017,953 266,095,422 103,517,035	3,063 1,705,167 (350,859)
			$(245,171)

10.31.05 | Fixed Income SHares Annual Report 49

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

3. Investment in Securities (continued)

Series M:	U.S. $ Value Origination Date	U.S. $ Value October 31, 2005	Unrealized Appreciation
Sold:
9,580,000 Euro settling 11/8/05	11,537,194	11,479,392	$57,802

Series R:	U.S. $ Value Origination Date	U.S. $ Value October 31, 2005	Unrealized Appreciation (Depreciation)
Purchased:
51,000,000 Japanese Yen settling 12/1/05	$448,574	$439,667	$(8,907)
294,000 Slovakian Koruna settling 3/27/06	9,314	9,070	(244)
Sold:
2,244,000 Euro settling 11/8/05	2,702,449	2,688,910	13,539
			$4,388

(g) Short sales outstanding at October 31, 2005 were:

Series C:

Type	Coupon	Maturity	Par	Proceeds	Value
Governmental National Mortgage Association	5.50%	11/1/35	$3,100,000	$3,107,750	$3,096,125

4. Income Tax Information

Series C:

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2005	Year Ended October 31, 2004
Ordinary Income	$44,473,202	$26,667,075
Long-Term Capital Gains	9,789,824	—

At October 31, 2005, the tax character of distributable earnings of $17,925,028 was comprised entirely of ordinary income.

At October 31, 2005, Series C had a capital loss carryforward of $7,279,170, which expires in 2013, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Series M:

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2005	Year Ended October 31, 2004
Ordinary Income	$52,355,698	$24,146,580
Long-Term Capital Gains	1,130,743	—

At October 31, 2005, the tax character of distributable earnings of $439,107 was comprised entirely of ordinary income.

At October 31, 2005, Series M had a capital loss carryforward of $2,034,497, which expires in 2013, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

50 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

4. Income Tax Information (continued)

Series R:

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2005	For the Period April 15, 2004 (commencement of operations) through October 31, 2004
Ordinary Income	$3,845,448	$78,421
Long-Term Capital Gains	9,380	—

At October 31, 2005, the tax character of distributable earnings of $104,351 was comprised entirely of ordinary income.

At October 31, 2005, Series R had a capital loss carryforward of $771,954, which expires in 2013, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2005 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Series C	$1,557,569,264	$12,725,284	$17,788,875	$(5,063,591)
Series M	2,371,830,921	1,674,445	26,709,739	(25,035,294)
Series R	168,150,080	225,326	2,242,497	(2,017,171)

The primary difference between book and tax appreciation (depreciation) on investments was attributable to wash sales. In addition, Series C, M and R have appreciation (depreciation) on foreign currency and derivatives, for tax purposes, of $6,605,305, $3,268,812 and $192,653, respectively. The primary difference between book and tax appreciation (depreciation) on foreign currency and derivatives relates to different tax treatment for futures, forwards, options and swaps.

5. Legal Proceedings

On September 13, 2004, the Securities and Exchange Commission (the "Commission") announced that the Investment Manager and two affiliates of the Investment Manager, PEA Capital LLC and PA Fund Distributors LLC (the "Affiliates") had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by these certain affiliates. In their settlement with the Commission, the Investment Manager and the Affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Investment Manager and the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Investment Manager and the Affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Portfolios.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey ("NJAG") announced that it had entered into a settlement agreement with Allianz Global and the Affiliates, in connection with a complaint filed by the NJAG on February 17, 2004. In the settlement, Allianz Global and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the Commission order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Portfolios.

10.31.05 | Fixed Income SHares Annual Report 51

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

5. Legal Proceedings (continued)

On September 15, 2004, the Commission announced that the Investment Manager and the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the Commission, the Investment Manager and the Affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Investment Manager and the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Investment Manager and the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with one of the Affiliates of the Investment Manager in resolution of an investigation into matters that are similar to those discussed in the Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things that this Affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the Affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the Commission order nor the California Attorney General's complaint alleges any inappropriate activity took place with respect to the Portfolios.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the "West Virginia Complaint") against the Investment Manager and the Affiliates based on the same circumstances as those cited in the 2004 settlements with the Commission and NJAG involving alleged "market timing" activities described above. The West Virginia Complaint alleges, among other things, that the Investment Manager and the Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Investment Manager and the Affiliates in violation of the funds' stated restrictions on "market timing." The West Virginia Complaint also names numerous other defendants unaffiliated with the Investment Manager and the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The Investment Manager and the Affiliates and the unaffiliated mutual fund defendants removed the proceeding to federal court, and on October 19, 2005, the action was transferred to the Multi-District Litigation for market-timing related actions currently pending in the U.S. District Court for the District of Maryland, which is described below. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Investment Manager and the Affiliates and certain other affiliates of the Investment Manager and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a Multi-District Litigation in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Investment Adviser, the Affiliates, Allianz Global, the Portfolios, other open- and closed-end funds advised or distributed by the Investment Manager and/or its affiliates, the boards of directors or trustees of those funds, and/or other affiliates and their employees.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global/or their affiliates, they and their affiliates would, in the

52 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2005

5. Legal Proceedings (continued)

absence of exemptive relief granted by the Commission, be barred from serving as an investment manager/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section 9(a), the Investment Manager and certain of its affiliates (together, the "Applicants") have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Investment Manager or the Affiliates, the Investment Manager or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., was filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities for which the Investment Manager serves as investment adviser. The U.S. District Court for the Central District of California dismissed the action with prejudice on June 2005. The plaintiff alleged that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

10.31.05 | Fixed Income SHares Annual Report 53

Fixed Income SHares—Series C, M, R
Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of Fixed Income SHares — Series C, M, R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series M and Fixed Income SHares: Series R (each a portfolio of Fixed Income SHares, hereafter referred to as the ‘‘Funds’’) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO
December 23, 2005

54 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Tax Information (unaudited)

Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolios to advise shareholders within 60 days of the Portfolios fiscal year-end (October 31, 2005) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, during the tax year ended October 31, 2005, per share dividends were comprised entirely of ordinary income of:

Series C	$0.54132
Series M	$0.46084
Series R	$0.49785

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Series C designates qualified dividend income of $131,708.

The percentage of ordinary dividends paid by Series C during the year ended October 31, 2005 which qualified for the Dividends Received Deduction available to corporate shareholders was 0.39%.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2005. In January 2006, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2005. The amount that will be reported, will be the amount to use on your 2005 federal income tax return and may differ from the amount which must be reported in connection with the Trust’s tax year ended October 31, 2005. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios.

10.31.05 | Fixed Income SHares Annual Report 55

Fixed Income SHares—Series C, M, R
Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

56 Fixed Income SHares Annual Report | 10.31.05

Fixed Income SHares—Series C, M, R
Trustees (unaudited)
October 31, 2005 (unaudited)

Name, Age, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Robert E. Connor
Date of Birth: 9/17/34
Chairman of the Board of Trustees since: 2004
Trustee since: 2000
Term of office: Perpetual
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2000 Term of Office: Perpetual Director/Trustee of 21 funds in Fund Complex Director/Trustee of no funds outside of Fund Complex	Formerly senior executive and member of the Board of Smith Barney Harris Upshaw Inc.; and CEO of five New York State Agencies.
John J. Dalessandro II Date of Birth: 7/26/37 Trustee since: 2005 Term of office: Perpetual Trustee of 23 funds in Fund Complex Trustee of no funds outside of Fund Complex	Formerly, President and Director, J.J. Dalessandro II Ltd, registered broker-dealer and member of the New York Stock Exchange.
David C. Flattum† Date of Birth: 8/27/64 Trustee since: 2005 Term of office: Perpetual Trustee of 54 funds in Fund Complex Trustee of no funds outside of Fund Complex	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America, L.P.; Formerly, Partner, Latham & Watkins LLP (1998-2001).
Hans W. Kertess Date of Birth: 7/12/39 Trustee since: 2005 Term of office: Perpetual Trustee of 23 Funds in Fund Complex; Trustee of no funds outside of Fund Complex	President, H Kertess & Co., L.P. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2005 Term of office: Perpetual Trustee of 19 funds in Fund Complex Trustee of no funds outside of Fund Complex	Formerly, Managing Partner, Bear Wagner Specialists L.L.C. (formerly, Wagner Stott Mercator L.L.C.), specialist firm on the New York Stock Exchange

† Mr. Flattum is an ‘‘interested person’’ of the Portfolios due to his affiliation with Allianz Global Investors of America L.P. and the Investment Manager. In addition to Mr. Flattum’s positions with affiliated persons of the Fund set forth in the trade above, he holds the following positions with affiliated person: Managing Director; Chief Operating Officer, General Counsel & Member of Management Board, Allianz Global Investors of America L.P.; Member of Management Board, Allianz Global Investors Fund Management LLC; Director, PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz PacLife Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Trust’s Trustees is available in the Trust’s Statement of Additional Information, dated March 1, 2005, which can be obtained upon request, without charge, by calling the Trust’s transfer agent at (800)-331-1710.

10.31.05 | Fixed Income SHares Annual Report 57

Fixed Income SHares—Series C, M, R
Trustees (unaudited)
October 31, 2005 (unaudited)

Name, Age, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 31 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 32 fund’s in the Fund Complex; Assistant Treasurer of 31 funds in the Fund Complex
Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary since: 2004 Chief Legal Officer since: 2005	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary of 32 funds in the Fund Complex.
Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 63 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

58 Fixed Income SHares Annual Report | 10.31.05

Trustees and Principal Officers

Robert E. Connor
    Trustee, Chairman of the Board of Trustees
Paul Belica
    Trustee
John J. Dalessandro II
    Trustee
David C. Flattum
    Trustee
Hans W. Kertess
    Trustee
R. Peter Sullivan III
    Trustee
Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Secretary & Chief Legal Officer
Youse Guia
    Chief Compliance Officer

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

Allianz Dresdner Daily Asset Fund

Annual Report

October 31, 2005

This material is authorized for use only when preceded or accompanied by the current Fund’s prospectus.

This report, including the financial information herein, is transmitted to the shareholders of Allianz Dresdner Daily Asset Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Fixed Income SHares- Allianz Dresdner Daily Asset Fund – Letter to Shareholders

December 22, 2005

Dear Shareholder:

We are pleased to provide you with the annual report for Allianz Dresdner Daily Asset Fund (“the Fund”) for the fiscal year ended October 31, 2005.

During the second quarter of 2005, the Federal Reserve (the “Fed”) raised interest rates at each meeting. The Fed target for overnight funds was 3.75% at the end of June 2005. Looking forward, the Fund will continue to price in the target Fed funds rate rising at each meeting in 2005 at a measured pace and the first several meetings in 2006. We are forced to be conservative because of the cost component of our business.

At October 31, 2005, in excess of 89% of the Fund’s portfolio was invested in floating rate securities based on the following indexes: one and three-month LIBOR (London Inter-Bank Offered Rate) and the Fed funds open rate. Our strategy is to have the Fund’s portfolio reset to higher interest rates as soon as possible after the Fed raises rates. With that in mind, approximately 64% of the floating-rate positions held by the Fund at the end of the fiscal year reset daily and 11% of such positions reset monthly. The non-floating rate positions of the Fund’s portfolio were invested in liquid short-term commercial paper and overnight time deposits.

The Fund’s weighted average duration at October 31, 2005 was 8 days with a yield of 4.04%.

Charles H. Dedekind, Portfolio Manager Dresdner Advisors LLC	John Bilello, Portfolio Manager Dresdner Advisors LLC

Allianz Dresdner Daily Assets Fund Performance & Statistics (unaudited)

Primary Investments:	Inception Date:
Money Market Instruments	3/24/04

Net Assets:
$548.6 million

Portfolio Managers:
John Bilello and Charles Dedekind

Total Return:
1 Year	2.97%
Commencement of Operations (3/24/04) to 10/31/05	2.34%

Seven Day & Thirty-Day Yields:
7 day yield	3.94%
7 day compounded yield	4.02%

30 day yield	3.86%
30 day compounded yield	3.93%

Money market funds are not insured or guaranteed by the FDIC or any other government agency, and although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Asset Allocation (% of Net Assets)

Allianz Dresdner Daily Assets Fund Performance & Statistics (unaudited) (contined)

Expense Example: Please refer to "Important Information about the Fund" pages herein for an explanation of the information presented in the following Expense Example.

	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio based on the Period May 1, 2005 through October 31, 2005	Expenses Paid during the Period* May 1, 2005 through October 31, 2005
Actual	$1,000	$1,017.40	0.05%	$0.25
Hypothetical	$1,000	$1,024.95	0.05%	$0.26

* Expenses are equal to the Fund’s annualized expense ratio of 0.05%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the # of days in the period).

Allianz Dresdner Daily Assets Fund Important Information about the Fund

The Fund has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that the Fund will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that the Fund may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2005 are available without charge, upon request, by calling the Fund at (800) 462-9727 and on the SEC’s website at http://www.sec.gov.

Proxy Voting - since the Fund invests exclusively in non-voting securities, the Fund does not have proxy voting policies and procedures.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example:

As a Shareholder of the Fund you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including Management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses:

The first line of the expense table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Allianz Dresdner Daily Assets Fund Important Information about the Fund (continued)

Hypothetical Example for Comparison Purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Allianz Dresdner Daily Asset Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

Principal Amount (000)		Value
	CORPORATE BONDS & NOTES - 55.6%
$35,000	Beta Finance, Inc., 4.10% 11/1/05, FRN (a)	$34,999,270
23,000	BMW US Capital LLC, 3.94%, 11/15/05, FRN (a)	23,000,000
35,000	CC USA, Inc., 4.10%, 11/1/05, FRN (a)	34,999,247
20,000	CIT Group, Inc., 3.79%, 11/14/05, FRN	20,000,000
25,000	Countrywide Financial Corp., 4.34%, 11/3/05, Ser. A, FRN	25,000,000
31,000	Credit Suisse First Boston Corp., 4.19%, 11/1/05, FRN	31,006,166
35,000	Dorada Finance, Inc., 4.10%, 11/1/05, FRN (a)	34,999,262
10,000	Morgan Stanley, 3.85%, 11/3/05, FRN	10,000,000
14,000	Northern Rock plc, 3.87%, 11/3/05, FRN (a)	14,000,000
1,350	Salomon Smith Barney Holdings, Inc., 4.42%, 1/27/06, FRN	1,350,591
	Sigma Finance, Inc., FRN (a)
20,000	3.95%, 11/1/05	19,998,567
20,000	4.20%, 11/1/05	20,003,686
5,750	SouthTrust Bank, 3.81%, 12/14/05, FRN	5,749,809
30,000	Tango Finance Corp., 4.06%, 11/1/05, FRN (a)	30,005,168
	Total Corporate Bonds & Notes (cost-$305,111,766)	305,111,766

	MASTER NOTES - 19.1%
35,000	Bank of America, 4.14%, 11/1/05, FRN	35,000,000
40,000	Bear Stearns Co, Inc., 4.18%, 11/1/05, FRN	40,000,000
30,000	Citigroup Global Markets Inc., 4.13%, 11/1/05, FRN	30,000,000
	Total Master Notes (cost-$105,000,000)	105,000,000

	COMMERCIAL PAPER - 14.3%
20,000	Bavaria TRR Corp., 4.07%, 11/28/05	19,938,950
25,000	Lakeside Funding LLC, 3.94%, 11/8/05 (a)	25,000,000
15,000	Morgan Stanley, 4.13%, 12/6/05	15,000,145
18,000	Skandin Ens Banken AG, 3.97%, 1/20/06	18,000,000
	Total Commercial Paper (cost-$77,939,095)	77,939,095

Allianz Dresdner Daily Asset Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

(continued)

Principal Amount (000)		Value
	PROMISSORY NOTE - 4.6%
$25,000	Goldman Sachs Group, Inc., 4.18%, 4/28/06-6/23/06 (cost-$25,000,000)	$25,000,000

	ASSET-BACKED SECURITIES - 3.6%
10,000	Cheyne High Grade ABS CDO, Ltd., 3.78%, 11/10/05, FRN (a)	10,000,000
10,000	Whitehawk CDO Funding Ltd., 3.89%, 12/15/06, FRN (a)	10,000,000
	Total Asset-Backed Securities (cost-$20,000,000)	20,000,000

	TIME DEPOSIT - 2.8%
15,370	Sun Trust Bank, 3.96%, 11/1/05 (cost-$15,370,379)	15,370,379

	REPURCHASE AGREEMENT - 0.0%
193	Agreement with State Street Bank Corp., dated October 31, 2005, 3.40% due 11/1/05 proceeds: $193,018; collateralized by Freddie Mac, 2.125%, 11/15/05, valued at $201,799 with accrued interest (cost-$193,000)	193,000
	Total Investments (cost-$548,614,240) - 100.0%	548,614,240
	Liabilities in excess of other assets - (0.0)%	(30,391)
	Net Assets - 100.0%	$548,583,849

______________

Notes to Schedule of Investments:

(a)

144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.
Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:

ABS - Asset-Backed Security

CDO - Collateralized Debt Obligation

FRN - Floating Rate Note, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on October 31, 2005.

See accompanying notes to financial statements.

Allianz Dresdner Daily Asset Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

Assets:
Investments, at value (cost-$548,614,240)	$548,614,240
Receivable for investments sold	25,113,543
Receivable for Fund shares sold	15,458,079
Interest receivable	1,505,240
Prepaid expenses	25,511
Total Assets	590,716,613

Liabilities:
Due to custodian	14,988,200
Payable for investments purchased	25,000,000
Dividends payable	1,722,013
Payable for Fund shares repurchased	356,912
Accrued expenses	65,639
Total Liabilities	42,132,764

Net Assets	$548,583,849

Net Assets consist of:
Paid-in-capital (no par value, unlimited number of shares authorized; 548,581,421 shares outstanding)	$548,581,421
Accumulated net realized gain on investments	2,428

Net Assets	$548,583,849

Net asset value per share	$1.00

See accompanying notes to financial statements.

Allianz Dresdner Daily Asset Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

Investment Income:
Interest	$17,087,330

Expenses:
Administration fees	164,858
Investment advisory fees	96,168
Custodian and accounting agent fees	79,390
Registration fees	24,192
Audit and tax services fees	21,090
Trustees’ fees	18,374
Transfer agent fees	17,203
Insurance expense	9,001
Legal fees	4,319
Reports to shareholders	671
Total expenses	435,266

Less: investment advisory fees waived	(96,168)
expenses reimbursed by Investment Adviser	(40,635)
custody credits earned on cash balances	(7,213)

Net expenses	291,250

Net investment income	16,796,080

Net realized gain on investments	2,428

Net Increase in Net Assets Resulting from Investment Operations	$16,798,508

See accompanying notes to financial statements.

Allianz Dresdner Daily Asset Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year ended October 31, 2005	For the Period March 24, 2004* through October 31, 2004
Investment Operations:
Net investment income	$16,796,080	$1,631,317
Net realized gain on investments	2,428	1,330
Net increase in net assets resulting from investment operations	16,798,508	1,632,647

Dividends and Distributions to Shareholders from:
Net investment income	(16,796,080)	(1,631,317)
Net realized gains	(1,097)	(233)
Total dividends and distributions to shareholders	(16,797,177)	(1,631,550)

Capital Share Transactions:
Net proceeds from the sale of shares	1,972,732,267	287,885,520
Cost of shares redeemed	(1,629,273,559)	(82,762,807)
Net increase in net assets from capital share transactions	343,458,708	205,122,713
Total increase in net assets	343,460,039	205,123,810

Net Assets:
Beginning of period	205,123,810	—
End of period	$548,583,849	$205,123,810

Shares Issued and Redeemed:
Issued	1,972,732,267	287,885,520
Redeemed	(1,629,273,559)	(82,762,807)
Net increase	343,458,708	205,122,713

______________

* Commencement of operations.

See accompanying notes to financial statements.

Allianz Dresdner Daily Asset Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Year ended October 31, 2005	For the Period March 24, 2004* through October 31, 2004
Net asset value, beginning of period	$1.00	$1.00

Investment Operations:
Net investment income	0.03	0.01
Net realized gain on investments	0.00 **	0.00	**
Total from investment operations	0.03	0.01

Dividends and Distributions to Shareholders from:
Net investment income	(0.03)	(0.01)
Net realized gain	(0.00)**	(0.00	)**
Total dividends and distributions to shareholders	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00

Total Return (1)	2.97%	0.79%

Ratios/Supplemental data:
Net assets, end of period (000’s)	$548,584	$205,124
Ratio of expenses to average net assets (2)(3)	0.05%	0.05	% (4)
Ratio of net investment income to average net assets (3)	3.06%	1.30	% (4)

______________

*	Commencement of operations.
* *	Less than $0.005 per share.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(F) in Notes to Financial Statements).
(3)

During the periods indicated above, the Investment Adviser waived all or a portion of its fee and assumed a portion of the Fund’s operating expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.08% and 3.03%, respectively, for the year ended October 31, 2005 and 0.09% (annualized) and 1.26% (annualized), respectively for the period March 24, 2004 (commencement of operations) through October 31, 2004.

(4)	Annualized.

See accompanying notes to financial statements.

Allianz Dresdner Daily Asset Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

(1) Organization and Significant Accounting Policies

Allianz Dresdner Daily Asset Fund (the “Fund”) is one of four separate funds which comprise Fixed Income SHares (the “Trust”). The Trust was organized as a Massachusetts business trust on November 3, 1999 and in addition to the Fund is comprised of Series C, Series M and Series R (the “Portfolios”). The Fund commenced operations on March 24, 2004. These financial statements relate to the Fund. The financial statements for the Portfolios are provided separately. The Fund is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end investment company. The Fund is authorized to issue an unlimited number of shares of beneficial interest at no par value.

The preparation of the financial statements, in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Under the Trust’s organizational documents, the Fund’s officers trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as such exposure would involve claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(A) Valuation of Investments

The Fund values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The use of amortized cost is subject to compliance with the Fund’s amortized cost procedures and certain conditions under Rule 2a-7 of the 1940 Act.

(B) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis.

(C) Federal Income Taxes

The Fund intends to distribute all of its taxable income and comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

(D) Dividends and Distributions

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually.

Allianz Dresdner Daily Asset Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

(continued)

(1) Organization and Significant Accounting Policies (continued)

The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.

(E) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(F) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(2) Investment Adviser, Administrator and Distributor

(A) Investment Adviser

Dresdner Advisors LLC (“Dresdner Advisors” or the “Investment Adviser”), a wholly-owned subsidiary of Dresdner Bank AG, serves as the Fund’s investment adviser. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for managing the Fund’s investment activities. Pursuant to an investment advisory agreement with the Fund, the Investment Adviser receives an annual fee, payable monthly, at the annual rate of 0.0175% of the Fund’s average daily net assets. The Investment Adviser has agreed to waive its investment advisory fee and/or pay all or a portion of the Fund’s other operating expenses so that the Fund’s net operating expenses do not exceed 0.053% (net of any expense offset) of the Fund’s average daily net assets.

(B) Administrator

Allianz Global Investors Fund Management LLC (“the Administrator”), an affiliate of the Investment Adviser, and an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P., (“Allianz Global”) serves as the Fund’s administrator and is responsible for managing the Fund’s business affairs and administrative matters. Pursuant to an administration agreement with the Fund, the Administrator receives an annual fee, payable monthly, at an annual rate of 0.03% of the Fund’s average daily net assets.

Allianz Dresdner Daily Asset Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

(continued)

(2) Investment Adviser, Administrator and Distributor (continued)

(C) Distributor

Allianz Global Investors Distributors LLC (the “Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Fund’s shares. Pursuant to a distribution agreement with the Trust, the Investment Adviser on behalf of the Fund pays the Distributor.

(3) Capital Stock

The following schedule details shareholders owning 5% or more of the Fund and the percentage held by such shareholder at October 31, 2005:

Ownership Percentage
Miami Dade County	52.1%
Van Kampen Comstock Fund	18.4
AIM Blue Chip Fund	12.9
PIMCO PEA Renaissance Fund	6.5
OCC Emerging Growth Fund	6.2

Investment activity by these shareholders could have a material impact on the Fund.

(4) Income Tax Information

The tax character of dividends and distributions paid for the year ended October 31, 2005 and for the period March 24, 2004 (commencement of operations) through October 31, 2004 of $16,797,177 and $1,631,550, respectively was comprised entirely of ordinary income.

At October 31, 2005 the tax character of distributable earnings of $2,428 was comprised entirely of ordinary income.

The cost basis of portfolio securities for federal income tax purposes is $548,614,240.

(5) Legal Proceedings

On September 13, 2004, the Securities and Exchange Commission (the “Commission”) announced that the Administrator and two affiliates of the Administrator, PEA Capital LLC and PA Fund Distributors LLC (the “Affiliates”) had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (“open-end funds”) advised or distributed by these certain affiliates. In their settlement with the Commission, the Administrator and the Affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Administrator and the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Administrator and the Affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey (“NJAG”) announced that it had entered into a settlement agreement with Allianz Global and the Affiliates, in connection with a complaint filed by the NJAG on February 17, 2004. In the settlement, Allianz Global and other named

Allianz Dresdner Daily Asset Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

(continued)

(5) Legal Proceedings (continued)

affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the Commission order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Fund.

On September 15, 2004, the Commission announced that the Administrator and the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called “shelf space” arrangements with certain broker-dealers. In their settlement with the Commission, the Administrator and the Affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Administrator and the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Administrator and the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with one of the Affiliates of the Administrator in resolution of an investigation into matters that are similar to those discussed in the Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things that this Affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the Affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters. Neither the Commission order nor the California Attorney General’s complaint alleges any inappropriate activity took place with respect to the Fund.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Administrator and the Affiliates based on the same circumstances as those cited in the 2004 settlements with the Commission and NJAG involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that the Administrator and the Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Administrator and the Affiliates in violation of the funds’ stated restrictions on “market timing.” The West Virginia Complaint also names numerous other defendants unaffiliated with the Administrator and the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The Administrator and the Affiliates and the unaffiliated mutual fund defendants removed the proceeding to federal court, and on October 19, 2005, the action was transferred to the Multi-District Litigation for market-timing related actions currently pending in the U.S. District Court for the District of Maryland, which is described below. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Administrator and the Affiliates and certain other affiliates of the Administrator and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been

Allianz Dresdner Daily Asset Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

(continued)

(5) Legal Proceedings (continued)

transferred to and consolidated for pre-trial proceedings in a Multi-District Litigation in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Administrator believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Investment Adviser, the Affiliates, Allianz Global, the Fund, other open- and closed-end funds advised or distributed by the Administrator and/or its affiliates, the boards of directors or trustees of those funds, and/or other affiliates and their employees.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Administrator, Allianz Global/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an Administrator/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section 9(a), the Administrator and certain of its affiliates (together, the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Administrator or the Affiliates, the Administrator or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., was filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities for which the Administrator serves as investment adviser. The U.S. District Court for the Central District of California dismissed the action with prejudice on June 2005. The plaintiff alleged that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

Allianz Dresdner Daily Asset Fund

October 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fixed Income SHares and Shareholders of Allianz Dresdner Daily Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Allianz Dresdner Daily Asset Fund (a fund of Fixed Income Shares, hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

December 23, 2005

Allianz Dresdner Daily Asset Fund

October 31, 2005

Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s fiscal year-end (October 31, 2005) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, during the tax year ended October 31, 2005, per share dividends of $0.0293 were comprised entirely from ordinary income and the tax character of distributable earnings of $2,428 was comprised entirely of ordinary income.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2005. In January 2006, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2005. The amount that will be reported, will be the amount to be used on your 2005 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended October 31, 2005. Shareholders are advised to consult with their tax advisors as to the federal, state and local tax status of the income received by the Fund.

Board of Trustees (unaudited)
Name, Age, Position(s) Held With Funds, Length of Service, Other Trusreeships/Directors Held by Trustee; Number of Portfolios in Fund Complex/outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor

Date of Birth: 9/17/34

Chairman of the Board of Trustees since: 2004

Trustee since: 2000

Term of office: Perpetual

Trustee/Director of 24 funds in Fund Complex

Trustee/Director of no funds outside of Fund
Complex

Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2000 Term of office: Perpetual Trustee/Director of 21 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Formerly senior executive and member of the Board of Smith Barney Harris Upham & Co. and CEO of five State of New York Agencies.
John J. Dalessandro II Date of Birth: 7/26/37 Trustee since: 2005 Term of office: Perpetual Trustee of 23 funds in Fund Complex Trustee of no funds outside of Fund Complex	Formerly, President and Director, J.J. Dalessandro II Ltd, registered broker-deal and member of the New York Stock Exchange.
David C. Flattum* Date of Birth: 8/27/64 Trustee since: 2005 Term of office: Perpetual Trustee of 54 funds in Fund Complex Trustee of no funds outside of Fund Complex	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America, L.P.; Formerly, Partner, Latham & Watkins LLP (1998-2001).
Hans W. Kertess Date of Birth: 7/12/39 Trustee since: 2005 Term of office: Perpetual Trustee of 23 funds in Fund Complex Trustee of no funds outside of Fund Complex	President, H Kertess & Co., L.P. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2005 Term of office: Perpetual Trustee of 19 funds in Fund Complex Trustee of no funds outside of Fund Complex	Formerly, Managing Partner, Bear Wagner Specialists LLC (formerly, Wagner Stott Mercator LLC), speacialist firm on the New York Stock Exchange.

* Mr. Flattum is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. and the Investment Manager. In addition to Mr. Flattum’s positions with affiliated persons of the Funds set forth in the trade above, he holds the following positions with affiliated persons: Managing Director; Chief Operating Officer, General Counsel & member of Management Board, Allianz Global Investors of America L.P.; Member of Management Board, Allianz Global Investors Fund Management LLC; Director, PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz Pac-Life Partners LLC, PA Holdings LLC; Directos and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Funds’ Trustees is available in the Funds’ Statement of Additional Information, dated March 31, 2005, which can be obtained upon request, without charge, by calling the Funds’ transfer agent at (800) 331-17100.

Allianz Dresdner Daily Asset Fund Principal Officers (unaudited)
Name, Age, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 31 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Mangement LLC; Treasurer, Principal Financial and Accounting officer of 32 funds in the fund Complex; Assistant Treasurer of 31 funds in the Fund Complex

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary since: 2004	Vice President, Senior Fund Attorney, Allianz Golbal Investors of America L.P., Secretary of 32 funds in the Fund Complex.
Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 63 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Trustees and Principal Officers

Robert E. Connor
    Chairman of the Board of Trustees
Paul Belica
    Trustee
John J. Dalessandro II
    Trustee
David C. Flattum
    Trustee
Hans W. Kertess
    Trustee
R. Peter Sullivan III
    Trustee
Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer
Thomas J. Fuccillo
    Secretary & Chief Legal Officer
Youse Guia
    Chief Compliance Officer

Investment Adviser

Dresdner Advisors LLC
1301 Avenue of the Americas
New York, NY 10019

Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian and Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110

ITEM 2.    CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that Mr. Paul Belica, a member of the Board's Audit Oversight Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,226 in 2004 and $80,000 in 2005.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant's financial statements and are not reported under paragraph (e) of this Item were $11,000 in 2004 and $0 in 2005. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning ("Tax Services") were $9,400 in 2004 and $12,500 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to the when the engagement relates directly to the operations and financial reporting of the Registrant. The Registrant's policy is stated below.

Fixed Income SHares: Series C, Series M, Series R and Allianz Dresdner Daily Asset Fund (THE "TRUST")

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust's Audit Oversight Committee ("Committee") is charged with the oversight of the Trust's financial reporting policies and practices and their internal controls. As part of this responsibility, the

Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Trust's Committee will review and pre-approve the scope of the audits of the Trusts and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Trust's independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee's pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trusts will also require the separate written pre-approval of the President of the Trusts, who will confirm, independently, that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trusts' independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE TRUST COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Trusts (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the "Investment Manager") and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trusts (including affiliated sub-advisers to the Trusts), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trusts (such entities, including the Investment Manager, shall be referred to herein as the "Accounting Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust's independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust's independent accountant by the Trust and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2004 Reporting Period was $3,066,509 and the 2005 Reporting Period was $3,257,987.

h) Auditor Independence. The Registrant's Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not effective at time of filing.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Disclosure not required for open-end management investment companies

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Trustees since the Fund's last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES

(a)	The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.    EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99. Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fixed Income SHares

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date   January 9, 2005

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date   January 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date   January 9, 2005

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date   January 9, 2005